SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No. __ )

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☐	Soliciting Material Pursuant to §240.14a-12

TEKELEC

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1 — ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
COMMON STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
BOARD OF DIRECTORS AND COMPENSATION COMMITTEE REPORTS ON EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PERFORMANCE GRAPH
PROPOSAL 2 — APPROVAL OF AMENDMENT OF 2003 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER
PROPOSAL 3 — APPROVAL OF AMENDMENT OF 2003 STOCK OPTION PLAN TO AUTHORIZE GRANTS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS
PROPOSAL 4 – APPROVAL OF AMENDMENTS TO THE COMPANY’S NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
PROPOSAL 5 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
OTHER MATTERS
Appendix A
Appendix B
Appendix C
CERTIFICATE OF SECRETARY
AMENDED AND RESTATED 2003 STOCK OPTION PLAN
AMENDED AND RESTATED NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

TEKELEC

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 14, 2004

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the “Annual Meeting”) of Tekelec, a California corporation (the “Company”), will be held Friday, May 14, 2004, at 9:00 a.m., local time, at the Company’s offices located at 26580 West Agoura Road, Calabasas, California 91302, for the following purposes, each as more fully described in the attached Proxy Statement:

        1. To elect six directors to serve for the ensuing year. The names of the nominees intended to be presented for election are: Robert V. Adams, Jean-Claude Asscher, Daniel L. Brenner, Martin A. Kaplan, Frederick M. Lax and Jon F. Rager.

        2. To approve an amendment to the Company’s 2003 Stock Option Plan to increase the number of shares of Common Stock issuable thereunder by 5,000,000 shares.

        3. To approve an amendment to the Company’s 2003 Stock Option Plan to authorize the grant thereunder of restricted stock and restricted stock units in addition to incentive and nonstatutory stock options.

        4. To approve amendments to the Company’s Non-Employee Director Stock Option Plan (a) to increase the number of shares subject to and the vesting period of future options granted to non-employee directors upon their initial election or appointment to the Board of Directors, (b) to shorten the term of future options granted under such Plan and (c) to allow future options granted under such Plan, to the extent vested, to be exercised until the end of their original terms after a director ceases to be a non-employee director of the Company.

        5. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the year ending December 31, 2004.

        6. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     Only record holders of Common Stock at the close of business on March 22, 2004 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, in order to ensure your representation at the Annual Meeting, please mark, sign and date the enclosed proxy and promptly return it in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the Annual Meeting may vote in person even if such shareholder has returned a proxy.

By Order of the Board of Directors

Ronald W. Buckly
Corporate Secretary
Calabasas, California
April 1, 2004

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT.

TEKELEC

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed proxy is solicited by and on behalf of the Board of Directors of Tekelec (“Tekelec” or the “Company”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held Friday, May 14, 2004, at 9:00 a.m., local time, or at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company’s offices located at 26580 West Agoura Road, Calabasas, California 91302.

     These proxy solicitation materials are first being mailed on or about April 14, 2004 to all shareholders entitled to vote at the Annual Meeting.

     Only shareholders of record at the close of business on March 22, 2004 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 62,275,614 shares of the Company’s Common Stock were issued and outstanding.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Corporate Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation

     Every shareholder voting in the election of directors may cumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder’s shares are entitled (one vote per share of Common Stock), or distribute such votes on the same principle among as many candidates as the shareholder chooses, provided that votes cannot be cast for more than six candidates. However, no shareholder may cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any shareholder has given notice, at the Annual Meeting prior to the voting, of such shareholder’s intention to cumulate votes. The six candidates receiving the highest number of votes will be elected. On all other matters, each share of Common Stock has one vote. Except as otherwise required by law or the Company’s Articles of Incorporation, the affirmative vote of a majority of shares present at the Annual Meeting or represented by proxy and voting at the Annual Meeting (which shares voting affirmatively must also constitute at least a majority of the required quorum) is required for the approval of such other matters.

     Abstentions are included in the determination of the number of shares present and entitled to vote for purposes of determining the presence of a quorum. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the shareholders, abstentions have the same effect as negative votes. Shares represented by “broker non-votes” (i.e., shares held by brokers or nominees that are represented at a meeting but with respect to which the brokers or nominees are not empowered to vote on a particular proposal) will also be counted for purposes of determining the presence of a quorum at the Annual Meeting, but will not be treated as shares present or represented and entitled to vote with respect to that matter (even though such shares are considered present and entitled to vote for quorum purposes and may be entitled to vote on other matters).

     The cost of this solicitation will be borne by the Company. The Company has retained the services of D. F. King & Co., Inc. to assist in distributing proxy materials to brokerage houses, banks, custodians and other nominee holders. The estimated cost of such services is $10,000 plus out-of-pocket expenses. Although there are no formal agreements to do so, the Company may reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding proxy materials to such beneficial owners. Proxies may be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation.

Deadline for Receipt of Shareholder Proposals

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company’s annual meeting of shareholders to be held in 2005 (the “2005 Annual Meeting”) must be received by the Company no later than December 18, 2004 in order that they may be included in the proxy statement and form of proxy relating to that annual meeting. In addition, proxies solicited by management may confer discretionary authority to vote on matters which are not included in the proxy statement but which are raised at the 2005 Annual Meeting, unless the Company receives written notice of such matters on or before February 24, 2005; provided, however, that if the date of the 2005 Annual Meeting is more than 30 days before or after the anniversary date of the 2004 Annual Meeting, the Company must receive written notice of such matters within a reasonable time before the Company begins to print and mail its proxy materials. It is recommended that shareholders submitting proposals direct them to the Corporate Secretary of the Company via certified mail, return receipt requested, in order to ensure timely delivery. No such proposals were received with respect to the Annual Meeting scheduled for May 14, 2004.

PROPOSAL 1 — ELECTION OF DIRECTORS

Nominees

     A board of six directors will be elected at the Annual Meeting. Howard Oringer, who is currently a director of the Company, will not stand for re-election at the Annual Meeting. Accordingly, the Bylaws of the Company have been amended, effective as of the 2004 Annual Meeting, to provide for the Board of Directors of the Company to comprise six persons. Unless otherwise instructed, proxy holders will vote the proxies received by them for the Company’s six nominees named below, all of whom are currently directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders and such time as his successor is duly elected and qualified, or until his earlier resignation, removal or death.

     The names of the nominees, and certain information about them, are set forth below:

Name	Age	Position(s) with the Company	Director Since
Jean-Claude Asscher	75	Chairman of the Board	1972
Robert V. Adams	72	Director	1991
Daniel L. Brenner	52	Director	1990
Martin A. Kaplan	66	Director	2003
Frederick M. Lax	51	Director, Chief Executive Officer and President	2003
Jon F. Rager	64	Director	1981

     Mr. Asscher has been a director of the Company and Chairman of the Board since 1972. He served as President of the Company from October 1975 to June 1982 and as Vice President from July 1972 to May 1973. He has been the President and principal shareholder of Tekelec-Airtronic, S.A., a French electronics company, since he founded that company in 1961. Mr. Asscher also serves as a director and Chairman of the Board of Directors of Ixia.

     Mr. Adams has been a director of the Company since December 1991. Since September 1999, Mr. Adams has served as President and Chief Executive Officer of RV Adams Capital Management, a private venture capital investment company. From March 1989 until September 1999, Mr. Adams served as Chief Executive Officer and President of Xerox Technology Ventures, a venture capital company responsible for identifying, developing and managing new business opportunities for Xerox Corporation.

     Mr. Brenner has been a director of the Company since May 1990. Mr. Brenner served as Vice President, Law and Regulatory Policy for the National Cable Television Association (NCTA) from June 1992 until August 1999 when he became Senior Vice President, Law and Regulatory Policy of the NCTA (in 2001, the NCTA changed its name to National Cable & Telecommunications Association).

     Mr. Kaplan has been a director since June 2003. From May 1995 until his retirement in May 2000, Mr. Kaplan served as Executive Vice President of Pacific Telesis Group. Mr. Kaplan also is a director and Chairman of the Board of Directors of JDS Uniphase Corporation and a director of Superconductor Technologies Inc. Mr. Kaplan also serves as a member of the boards of directors of several privately held companies.

     Mr. Lax joined Tekelec as Executive Vice President and Chief Operating Officer in February 2001 and served in such capacity until February 2003 when he became Chief Executive Officer, President and a director of the Company. He assumed the additional position of Chairman of the Board of Directors of Santera Systems Inc. in June 2003. From October 2000 until joining the Company, Mr. Lax was employed by Lucent Technologies as Vice President and General Manager, Messaging Solutions Group. From 1974 until October 2000, Mr. Lax held various executive positions at Lucent Technologies and AT&T with responsibility for product and business management, software technology, global product development and global customer support operations.

     Mr. Rager became a director of the Company in October 1975, resigned in September 1979 and was re-elected in January 1981. Since 1975, Mr. Rager has been a practicing accountant with, and President of, RBDM Rager Meyer Accountancy Corporation (and its predecessors). Mr. Rager also serves as a director of Ixia.

     There is no family relationship between any director or executive officer of the Company and any other director or executive officer of the Company except that Mr. Brenner and the spouse of Ronald W. Buckly, the Company’s Senior Vice President, Corporate Affairs and General Counsel, are first cousins.

Information Regarding the Board of Directors and its Committees

     The Board of Directors held a total of seven meetings during 2003 and acted 12 times by unanimous written consent. The Board of Directors has a standing Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Corporate Development Committee. During 2003, each director of the Company attended at least 75% of all Board and applicable Committee meetings.

     The Board has determined that each of Messrs. Adams, Asscher, Brenner, Oringer and Rager is independent as defined under the current listing standards of the Nasdaq Stock Market.

     The Company strongly encourages members of its Board of Directors to attend the Company’s annual meetings of shareholders. All Board members attended the Company’s 2003 annual meeting.

     Audit Committee. The Audit Committee assists the Board in fulfilling its oversight responsibilities for financial matters. The Audit Committee is currently comprised of Messrs. Adams, Brenner and Rager (Chairman), each of whom is “independent” under current Nasdaq stock market listing standards and Securities and Exchange Commission (“SEC”) rules. In addition, the Board of Directors has determined that Jon F. Rager qualifies as an audit committee financial expert within the meaning of applicable SEC regulations and that each member of the Audit Committee is financially literate. The Audit Committee met 11 times during 2003. The Audit Committee assists the Board in overseeing (i) the integrity of the Company’s financial statements, (ii) the qualifications and independence of the Company’s independent auditors, (iii) the performance of the Company’s internal audit function and independent auditors, (iv) the integrity of the Company’s systems of internal accounting and financial controls and (v) the Company’s compliance with legal and regulatory requirements. The Audit Committee has sole authority for selecting, evaluating and, when appropriate, replacing the independent auditors and meets privately, outside the presence of management, with the independent auditors to discuss the Company’s internal accounting control policies and procedures. The Committee also reviews and approves in advance the services provided and fees charged by the Company’s independent auditors. The Audit Committee has a written charter approved by the Board, a copy of which is attached as Appendix A to this Proxy Statement.

     Compensation Committee. The Compensation Committee is currently comprised of Messrs. Brenner (Chairman), Oringer and Rager, each of whom is “independent” under current Nasdaq stock market listing standards. Mr. Kaplan serves as an ex officio member of the Compensation Committee. The Compensation Committee met 12 times during 2003 and acted once by unanimous written consent. The Compensation Committee is responsible for overseeing and advising the Board with respect to the Company’s compensation and employee benefit plans and practices, including its executive compensation plans and its incentive compensation and equity-based plans. In addition, the Compensation Committee administers the Company’s stock option plans (other than the stock option plans for the Company’s non-employee directors), including determining the persons to whom options are granted and the terms of such options, and recommends to the Board the compensation paid to directors for Board and committee service. In 2004, the Compensation Committee assumed responsibility for approving the compensation of the Company’s executive officers (except for the Chief Executive Officer whose compensation is recommended to the Board by the Compensation Committee). The Compensation Committee has a written charter approved by the Board, a copy of which is attached as Appendix B to this Proxy Statement.

     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, which was formed in July 2003 and whose members currently comprise Messrs. Adams (Chairman) and Brenner, did not meet during 2003. Messrs. Adams and Brenner are “independent”

under current Nasdaq stock market listing standards. Mr. Kaplan serves as an ex officio member of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for recommending to the Board individuals qualified to serve as directors of the Company and as members of committees of the Board; advising the Board with respect to Board composition, procedures, committees and related matters; developing and recommending to the Board, and advising the Board with respect to, Corporate Governance Guidelines applicable to the Company; and overseeing the review and evaluation of the Board’s performance. The Nominating and Corporate Governance Committee is authorized to retain advisors and consultants. The Committee did not retain any such advisors or consultants during 2003. The Charter of the Nominating and Corporate Governance Committee is attached as Appendix C to this Proxy Statement.

     The Nominating and Corporate Governance Committee recommends to the Board the slate of directors to be elected at the annual meeting of the Company’s shareholders. The Nominating and Corporate Governance Committee considers candidates for director nominees recommended by directors, officers and the shareholders of the Company. The Committee may retain recruiting professionals to identify and evaluate director candidates. The Committee discusses the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. In evaluating director candidates, the Committee considers factors that are in the best interests of the Company and its shareholders, including, among others, the knowledge, experience, integrity and judgment of possible candidates for nomination as directors; the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which the Board desires to have represented; and each candidate’s ability to devote sufficient time and effort to his/her duties as a director. There are no stated minimum criteria for director nominees.

     Shareholders wishing to recommend a director candidate may do so by sending the following information to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Tekelec, 26580 West Agoura Road, Calabasas, California 91302: (i) name of the candidate and a summary of the candidate’s background and qualifications; (ii) contact information for the candidate and a document evidencing the candidate’s willingness to serve as a director if elected; and (iii) a signed statement as to the recommending shareholder’s current status as a shareholder and the number of shares of Tekelec Common Stock currently held.

     The Nominating and Corporate Governance Committee makes a preliminary assessment of each proposed nominee based upon the candidate’s background and qualifications, an indication of the individual’s willingness to serve and other information. This information is evaluated against the criteria described above and the specific needs of the Company at that time. Based upon a preliminary assessment of the candidates, those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating and Corporate Governance Committee determines which nominees to recommend to the Board to submit for election at the next annual meeting. The Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

     The Nominating and Corporate Governance Committee did not receive any director nominations from any shareholder requesting that the Committee consider a candidate for inclusion in the slate of nominees in the Company’s Proxy Statement for the Annual Meeting. Any shareholder desiring to present a nomination for consideration by the Nominating and Corporate Governance Committee prior to our 2005 Annual Meeting must do so prior to December 1, 2004, in order to allow adequate time to properly consider the nominee.

     Corporate Development Committee. The Corporate Development Committee, whose members currently comprise Messrs. Adams, Oringer (Chairman), Rager, Kaplan (since July 2003), Lax (ex officio) and Danny Parker (ex officio), met once during 2003. Upon Mr. Kaplan’s re-election to the Board at the 2004 Annual Meeting, Mr. Kaplan will succeed Mr. Oringer as the Chairman of the Corporate Development Committee. The Corporate Development Committee assists and advises the Company’s management with respect to corporate development alternatives outside the ordinary course of the Company’s business and strategic alternatives under consideration from time to time by the Company.

Compensation of Directors

     Effective January 1, 2004, the Company pays each non-employee director a quarterly retainer of $5,500 (except the Chairman of the Board who is paid $8,000), plus $2,000 for attending in person or telephonically a Board of Directors’ meeting in excess of four hours and $1,000 for attending in person or telephonically a Board of Directors’ meeting of four hours or less. In addition, each member of the Compensation Committee receives $1,250 per quarter (except the Committee’s Chairman who is paid $4,000) and $400 for attending a Compensation Committee meeting in person or telephonically. Each member of the Audit Committee receives $2,000 per quarter (except the Committee’s Chairman who is paid $5,000) and $800 for attending an Audit Committee meeting in person or telephonically. Each member of the Nominating and Corporate Governance Committee receives $1,000 per quarter (except the Committee’s Chairman who is paid $1,500) and $400 for attending a Nominating and Corporate Governance Meeting in person or telephonically. Each member of the Corporate Development Committee receives $1,000 per quarter (except the Committee’s Chairman who is paid $1,500) and $1,000 for attending in person or telephonically a meeting of at least four hours and $400 for meetings less than four hours.

     During 2003, the Company paid each non-employee director a quarterly retainer of $4,000 (except the Chairman of the Board who was paid $6,500), plus $2,000 for attending in person or telephonically a Board of Directors’ meeting in excess of four hours and $1,000 for attending in person or telephonically a Board of Director’s meeting of four hours or less. In addition, each member of the Compensation Committee received $1,000 per quarter (except the Committee’s Chairman who was paid $2,000) and $250 for attending a Compensation Committee meeting in person or telephonically. Each member of the Audit Committee received $1,500 per quarter (except the Committee’s Chairman who was paid $2,500) and $500 for attending an Audit Committee meeting in person or telephonically. The total amount of cash compensation paid to non-employee directors for 2003 was approximately $222,000.

     The Company also reimburses all directors for reasonable expenses incurred in connection with attending Board and Committee meetings.

     Directors who are not employees of the Company are ineligible to participate in the Company’s 1994 Stock Option Plan, 2003 Stock Option Plan and Employee Stock Purchase Plan. Under the Company’s Non-Employee Director Stock Option Plan (the “Director Plan”), each non-employee director elected at the 2003 Annual Meeting received an option to purchase 10,000 shares of the Company’s Common Stock. Such options have an exercise price equal to the closing sales price of the Common Stock on the date of grant (i.e., $11.11), vest in four equal quarterly installments as long as the holder remains a non-employee director of the Company, and terminate upon the earlier of May 10, 2010 or 90 days after the director ceases to serve as a non-employee director of the Company.

     In May 2003, the Company awarded to each of Messrs. Adams, Asscher, Brenner, Oringer and Rager, 5,000 shares of the Company’s Common Stock as additional compensation to such non-employee directors for services rendered to the Company. The fair market value of each such director’s stock award was $63,750 based on the closing sales price of the Company’s Common Stock on the Nasdaq Stock Market on such date. All shares subject to such stock awards vested in four equal quarterly installments and were nontransferable prior to vesting, and a director would have been required to forfeit the unvested portion of his stock award if he had ceased to serve as a non-employee director of the Company for any reason prior to vesting.

     Upon Mr. Kaplan’s initial appointment to the Board in June 2003, he received an option to purchase 10,000 shares of the Company’s Common Stock under the Director Plan. Such options have an exercise price equal to the closing sales price of the Common Stock on the date of grant (i.e., $11.74), vest in four equal quarterly installments as long as Mr. Kaplan remains a non-employee director of the Company, and terminate upon the earlier of June 27, 2010 or 90 days after Mr. Kaplan ceases to serve as a non-employee director of the Company.

     Upon their re-election to the Board at the Annual Meeting, each of Messrs. Adams, Asscher, Brenner, Kaplan and Rager will automatically be granted options to purchase 10,000 shares of the Company’s Common Stock in accordance with the Director Plan. The exercise price of options granted under the Director Plan will be 100% of the fair market value of the Company’s Common Stock on the date of the Annual Meeting. The options will vest in four equal quarterly installments over one year as long as the holder remains a non-employee director of the Company. If Proposal 4 is approved by the Company’s shareholders at the Annual Meeting, then the options will terminate as to each vested installment four years after vesting and the options will remain exercisable as to such vested installments for the entire four-year period even if such director thereafter ceases for any reason to serve as a non-employee director of the Company. If Proposal 4 is not approved at the Annual Meeting, then options granted under the Director Plan will terminate on the seventh anniversary of the date of grant or, if earlier, 90 days after the director ceases to serve as a non-employee director of the Company for any reason other than death or disability or 12 months after the director ceases to serve as a non-employee director due to death or disability.

Shareholder Communications with the Board of Directors

     The Board of Directors has implemented a process by which the Company’s shareholders may send written communications to the Board’s attention. Any shareholder wishing to communicate with the Board, any of its Committees, or one or more of its individual directors, regarding Tekelec may do so by sending a letter addressed to the Tekelec Board of Directors, the particular Committee or the individual director(s), c/o Tekelec Corporate Secretary, 26580 West Agoura Road, Calabasas, California 91302. The Board has instructed the Corporate Secretary to promptly forward all communications so received directly to the full Board, the Committee or the individual Board members specifically addressed in the communication.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference in such filing.

     The Audit Committee is responsible for overseeing management’s financial reporting practices and internal controls. Management has the primary responsibility for the Company’s financial statements and the financial reporting process, including internal controls. The Audit Committee operates pursuant to a Charter, a copy of which is attached as Appendix A to this Proxy Statement. The Audit Committee is comprised solely of directors who are independent under current Nasdaq stock market listing standards and who meet applicable financial experience requirements. Management of the Company is responsible for the preparation and integrity of the Company’s financial statements. PricewaterhouseCoopers LLP, the Company’s independent auditors, is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In the performance of its oversight function, the Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with the Company’s management and PricewaterhouseCoopers LLP. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with PricewaterhouseCoopers LLP matters relating to its independence from the Company.

     The Audit Committee and the Board of Directors recognize that management and the Company’s independent auditors have more resources and time, and more detailed knowledge and information regarding the Company’s accounting, auditing, internal control and financial reporting practices than the Audit Committee does. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in conformity with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

     Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission. The Audit Committee has also approved, subject to ratification by the Company’s shareholders, the selection of PricewaterhouseCoopers LLP as the Company’s independent accountants for 2004.

AUDIT COMMITTEE

Jon F. Rager, Chairman
Robert V. Adams
Daniel L. Brenner

COMMON STOCK OWNERSHIP OF
PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of March 1, 2004 by (i) each person who is known to own beneficially more than 5% of the outstanding shares of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each of the executive officers named in the Summary Compensation Table on page 13 and (iv) all current directors and executive officers of the Company as a group:

Name of Beneficial Owner(1)	Shares Beneficially Owned		Percent of Class
Stirling Trustees Limited	10,087,842	(2)	16.2%
The Natinec Trust P. O. Box 801 1-3 Esplanade St. Helier, Jersey JE4 0SZ Channel Islands
Waddell & Reed Financial, Inc.	3,975,240	(3)	6.4
6300 Lamar Avenue Overland Park, KS 66202
Wellington Management Company, LLP	3,938,247	(4)	6.3
75 State Street Boston, MA 02109
Michael L. Margolis	541,180	(5)	*
Ronald W. Buckly	418,322	(6)	*
Frederick M. Lax	407,162	(7)	*
Paul J. Pucino	278,765	(8)	*
Debra May	195,528	(9)	*
Jean-Claude Asscher	159,801	(10)	*
Daniel L. Brenner	142,901	(11)	*
Lori Craven	119,154	(12)	*
Robert V. Adams	115,801	(13)	*
Howard Oringer	88,401	(14)	*
Jon F. Rager	78,541	(15)	*
Martin A. Kaplan	38,125	(16)	*
All current directors and executive officers as a group (15 persons)	2,617,383	(17)	4.2

*	Less than one percent

(1)	Such persons have sole voting and investment power with respect to all shares of Common Stock shown as being beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.

(footnotes continue on next page)

(2)	These shares are held in the name of Natinco, S.A. (“Natinco”), a Luxembourg investment company which holds minority interests in a number of U.S. and Europe-based companies, including a minority interest in Tekelec-Airtronic, S.A. Stirling Trustees Limited (“Stirling”), as Trustee of the Natinec Trust, has advised the Company that the Natinec Trust owns substantially all of the equity interest in Natinco and that Natinco holds the shares in the Company for investment only. Although Mr. Asscher from time to time may provide certain advisory services to Natinco with respect to its investments, including its investment in the Company, Mr. Asscher has advised the Company that he does not have or share voting or investment power with respect to these shares and he has no beneficial or financial interest in Natinco and therefore does not consider himself to be a beneficial owner of such shares within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934.

(3)	Based on a Schedule 13G dated January 30, 2004 filed on behalf of Waddell & Reed Financial, Inc. (“WDR”), wherein WDR reported indirect sole voting and dispositive power on behalf of itself and its affiliated companies as to an aggregate of 3,875,240 shares.

(4)	Based on a Schedule 13G dated February 13, 2004 filed by Wellington Management Company, LLP (“WMC”) wherein WMC reported shared voting power as to 2,532,297 shares and shared dispositive power as to 3,938,247 shares.

(5)	Includes 533,180 shares subject to exercisable options held by Mr. Margolis. Mr. Margolis ceased to serve as Chief Executive Officer and President and as a director of the Company in February 2003. See “Employment Agreements and Termination of Employment and Change-in-Control Arrangements” below.

(6)	Includes 402,216 shares subject to options or warrants held by Mr. Buckly which are exercisable or become exercisable within 60 days after March 1, 2004.

(7)	Includes 375,000 shares subject to options held by Mr. Lax which are exercisable or become exercisable within 60 days after March 1, 2004. Also includes 7,500 unvested restricted shares awarded to Mr. Lax in connection with the commencement of his employment with Tekelec. See “Employment Agreements and Termination of Employment and Change-in-Control Arrangements” below.

(8)	Includes 276,560 shares subject to options held by Mr. Pucino which are exercisable or become exercisable within 60 days after March 1, 2004.

(9)	Includes 191,134 shares subject to options held by Ms. May which are exercisable or become exercisable within 60 days after March 1, 2004.

(10)	Includes 20,000 shares held by Tekelec-Airtronic, S.A., a French company of which Mr. Asscher is the President and principal shareholder; and 130,401 shares subject to options or warrants held by Mr. Asscher which are exercisable or become exercisable within 60 days after March 1, 2004. Does not include any shares held in the name of Natinco, as to which Mr. Asscher disclaims any beneficial ownership (see footnote 2 above).

(11)	Includes 130,401 shares subject to options or warrants held by Mr. Brenner which are exercisable or become exercisable within 60 days after March 1, 2004.

(12)	Includes 118,752 shares subject to options held by Ms. Craven which are exercisable or become exercisable within 60 days after March 1, 2004.

(13)	Includes 102,801 shares subject to options or warrants held by Mr. Adams which are exercisable or become exercisable within 60 days after March 1, 2004.

(14)	Includes 24,050 shares held by a family trust and 49,401 shares subject to options held by Mr. Rager which are exercisable or become exercisable within 60 days after March 1, 2004.

(15)	Includes 3,000 shares held by a family trust and 80,401 shares subject to options or warrants held by Mr. Oringer which are exercisable or become exercisable within 60 days after March 1, 2004.

(16)	Includes 38,125 shares subject to options held by Mr. Kaplan which are exercisable or become exercisable within 60 days after March 1, 2004.

(17)	Includes 2,433,430 shares subject to options or warrants held by all current directors and executive officers as a group which are exercisable or become exercisable within 60 days after March 1, 2004.

EXECUTIVE OFFICERS

     The executive officers of the Company, and certain information about them, are as follows:

Name	Age	Title
Frederick M. Lax	51	Chief Executive Officer and President
Lori A. Craven	46	Executive Vice President and Chief Operating Officer
Paul J. Pucino	43	Vice President and Chief Financial Officer
James M. Johnson, Jr.	48	President and General Manager, Network Signaling Division
Debra May	48	President and General Manager, IEX Corporation
Ronald W. Buckly	52	Senior Vice President, Corporate Affairs and General Counsel
David Frankie	58	Vice President, Operations and Quality
Danny L. Parker	45	Vice President, Corporate Development
Teresa A. Pippin	47	Vice President, Human Resources

     Officers are appointed by and serve at the discretion of the Board of Directors. For information concerning Mr. Lax, see “Election of Directors - Nominees” above.

     Ms. Craven joined Tekelec as Vice President and General Manager, Network Systems Division, in January 2002 and served as Executive Vice President, Global Sales and Marketing Group from August 2003 until March 2004. In March 2004, Ms. Craven became Executive Vice President and Chief Operating Officer of Tekelec and President of Santera Systems Inc. (“Santera”). From 1987 until joining the Company, Ms. Craven held various executive and management positions at Lucent Technologies and AT&T, where she most recently served as Vice President, Mobility Solutions Development, from September 2001 until January 2002 and as Vice President, Wireless System Development, from March 2000 until August 2001.

     Mr. Pucino joined Tekelec as Vice President and Chief Financial Officer in May 2000. From December 1999 until joining the Company, Mr. Pucino served as Chief Financial Officer of Scour.com, an Internet-based multi-media entertainment search engine. From 1996 until December 1999, Mr. Pucino was employed by Galileo International, an operator of a computerized reservation system for the travel industry, where he most recently served as Vice President, Strategy and New Ventures.

     Mr. Johnson joined Tekelec as Vice President, Network Signaling Division Strategy and Product Management in January 2003 and became President and General Manager, Network Signaling Division in August 2003. From December 2001 until joining the Company, Mr. Johnson served as Vice President, Global Sales and Service of dynamicsoft, Inc., a communications software company. From March 1999 until November 2001, he served as Vice President, Global Account Management of Motorola, Inc.

     Ms. May joined IEX Corporation in 1988 as a Vice President and continued to serve as its Vice President, Contact Center Solutions following Tekelec’s acquisition of IEX in May 1999. In February 2000, Ms. May became Vice President and General Manager, Contact Center Division of IEX and in July 2003 she assumed her current position of President and General Manager of IEX.

     Mr. Buckly joined the Company as Vice President and General Counsel in April 1998 and became Senior Vice President, Corporate Affairs and General Counsel in January 2004. He has also served as Corporate Secretary since 1987. From April 1998 until November 2003, Mr. Buckly also served as of counsel to Bryan Cave LLP, the Company’s legal counsel.

     Mr. Frankie joined the Company as Vice President, Operations in December 1996, and has served as Vice President, Operations and Quality since March 1997.

     Mr. Parker joined Tekelec as Senior Director, Customer Service for the Network Switching Division in November 1994. From April 1998 until October 2000, he held various management positions in the Company’s Network Switching Division and the Network Diagnostics Division, including Vice President and General Manager, Network Diagnostics Division, from February 1999 until October 2000 when he assumed his present position as Vice President, Corporate Development.

     Ms. Pippin joined the Company as Vice President, Human Resources in February 1999.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

     The following table sets forth certain information for the three years ended December 31, 2003 concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of each person who served as the Company’s Chief Executive Officer during 2003 and each of the Company’s other four most highly compensated executive officers serving at December 31, 2003:

					Long-Term Compensation
		Annual Compensation			Awards
				Other		Securities
Name and				Annual	Restricted	Underlying	All Other
Principal Position(s)	Year	Salary(1)	Bonus(2)	Compensation(3)	Stock Awards	Options	Compensation(4)
Frederick M. Lax(5)	2003	$414,040	$505,280	$0	$0	250,000	$7,507
Chief Executive Officer	2002	362,995	300,757	248,794 (6)	0	100,000	6,742
and President	2001	290,000	310,000	37,969 (6)	826,800 (7)	350,000	5,998

Michael L. Margolis(8)	2003	122,738	0	0	0	0	6,417
Former Chief Executive	2002	424,516	429,815	0	0	120,000	7,822
Officer and President	2001	415,385	171,040	0	0	150,000	7,572

Ronald W. Buckly	2003	290,253	199,082	0	0	60,000	7,426
Senior Vice President,	2002	276,240	165,777	0	0	55,000	6,742
Corporate Affairs and	2001	262,500	67,617	0	0	70,000	6,486
General Counsel

Lori Craven(9)	2003	249,327	225,163	0	0	75,000	6,803
Executive Vice	2002	216,346	131,472	0	0	200,000	6,165
President and Chief Operating Officer

Paul J. Pucino	2003	267,202	179,292	0	0	50,000	6,557
Vice President and	2002	259,423	147,278	0	0	50,000	6,017
Chief Financial Officer	2001	240,000	60,620	0	0	37,500	5,763

Debra May	2003	246,433	139,920	0	0	50,000	6,763
President and General	2002	238,577	117,767	0	0	55,000	6,234
Manager, IEX Corporation	2001	224,000	19,815	0	0	45,000	5,931

(1)	Includes (i) amounts, if any, deferred at the election of the named officer under the Company’s 401(k) Plan, and (ii) amounts paid by the Company to certain named officers in lieu of accrued vacation. Amounts paid in lieu of accrued vacation to named officers during 2003 were: Mr. Lax — $15,385; Mr. Buckly — $5,481; Mr. Pucino — $9,904; and Ms. May - $9,135. Amounts paid in lieu of accrued vacation to named officers during 2002 were: Mr. Lax — $13,462; Mr. Pucino — $9,615; and Ms. May — $8,846. Amounts paid in lieu of accrued vacation to named officers during 2001 were: Mr. Margolis — $15,385; and Ms. May — $8,308.

(2)	Except as otherwise set forth herein, bonus amounts shown for each of the named officers were paid under the Company’s Officer Bonus Plans and were based on Company performance and the officer’s achievement of individual objectives. The amount shown for Mr. Lax for 2001 also includes a discretionary bonus in the amount of $50,000. The amount shown for Ms. Craven for 2003 also includes a discretionary bonus in the amount of $50,000.

(3)	As permitted under the rules of the Securities and Exchange Commission, no amounts are shown with respect to any perquisites paid to a named officer unless the aggregate amount of such perquisites exceeds the lesser of (i) $50,000 or (ii) 10% of the total annual salary and bonus of a named officer.

(4)	The amounts shown in this column include (i) Company matching contributions allocated under the Company’s 401(k) Plan to the accounts of the named officers who elected to participate in the 401(k) Plan and (ii) the dollar value of premiums paid by the Company for group term life insurance for the benefit of the named officers. During 2003, the Company contributed $6,000 to the account of each of the named officers under the 401(k) Plan. Amounts paid by the Company during 2003 as insurance premiums for the benefit of the named officers were: Mr. Lax — $1,507; Mr. Margolis - $417; Mr. Buckly — $1,426; Mr. Pucino — $557; Ms. Craven — $803; and Ms. May — $763.

(footnotes continue on next page)

(5)	Mr. Lax joined the Company in February 2001 as Executive Vice President and Chief Operating Officer. He became Chief Executive Officer and President and a director of the Company in February 2003.

(6)	Represents aggregate amount paid in such year as reimbursement for certain relocation, temporary housing, moving and related expenses.

(7)	Represents the value as of the date (i.e., February 1, 2001) on which Mr. Lax commenced his employment with the Company of 30,000 restricted shares of the Company’s Common Stock awarded to Mr. Lax in connection with the commencement of his employment with the Company. The value is based on the closing sales price (i.e., $27.56) of the Company’s Common Stock on February 1, 2001 as reported on the Nasdaq Stock Market. Such shares vest in four equal annual installments commencing in February 2002 provided that Mr. Lax is an employee of the Company on the vesting dates. Although Mr. Lax is entitled to be paid dividends on such shares if the Company declares a dividend on its Common Stock, the Company has not paid any such dividends and does not anticipate paying any such dividends at any time in the foreseeable future. The value of such 30,000 shares at December 31, 2003 was $466,500 based on the closing sales price of the Company’s Common Stock on that date as reported on The Nasdaq Stock Market (i.e., $15.55 per share).

(8)	Mr. Margolis resigned as Chief Executive Officer and President and as a director in February 2003.

(9)	Ms. Craven joined the Company in January 2002.

Option Grants in 2003

     The following table sets forth certain information concerning stock option grants in 2003 to the executive officers named in the Summary Compensation Table:

	Individual Grants(1)
	Number of	% of Total
	Securities	Options
	Underlying	Granted to	Exercise		Grant Date
	Options	Employees	Price	Expiration	Present
Name	Granted	in 2003(2)	($/Share)(3)	Date	Value(4)
Frederick M. Lax	250,000	3.5	$8.54	2011	$605,293
Ronald W. Buckly	60,000	0.8	8.54	2011	145,270
Lori Craven	75,000	1.1	8.54	2011	181,588
Paul J. Pucino	50,000	0.7	8.54	2011	121,059
Debra May	50,000	0.7	8.54	2011	121,059

(1)	The stock options in this table were granted under the Company’s 1994 Stock Option Plan. All such options vest and become exercisable in equal quarterly installments over four years, and each installment terminates four years after it vests, subject to earlier termination under certain circumstances relating to termination of employment.

(2)	In 2003, the Company granted options to employees to purchase an aggregate of 7,110,942 shares.

(3)	The exercise price per share of all such options was not less than 100% of the reported closing sales price of the Company’s Common Stock on The Nasdaq Stock Market on the date of grant.

(4)	The Grant Date Present Value is equal to the grant date option value calculated using a modified Black-Scholes American Options Pricing Model (the “Black-Scholes Model”), adjusted to reflect the risk that the options may be forfeited prior to exercise. Black-Scholes Model input assumptions included: (a) an expected time to exercise of 4.41 years for officers; (b) an interest rate equal to the interest rate on U.S. government debt instruments with maturities approximately equal to the options’ expected time to exercise; (c) volatility equal to the standard deviation of the Company’s Common Stock, calculated using daily closing stock prices for the period from January 2000 to December 2003; and (d) an expected dividend yield of 0%. The risk of forfeiture was calculated by applying the annualized weighted-average occurrence of cancellation of the Company’s options prior to exercise for the period during 2000-2003 (11.30%) compounded over the expected years to exercise of 4.41 years for officers. There can be no assurance that the value realized by an optionee will be at or near the value estimated by the Black-Scholes Model.

Aggregated Option Exercises in 2003 and Option Values at December 31, 2003

     The following table sets forth certain information concerning stock option exercises during 2003 and unexercised options held as of December 31, 2003 by the executive officers named in the Summary Compensation Table:

		Number of Securities		Value of
	Shares	Underlying Unexercised		Unexercised in-the-Money
	Acquired	Options at 12/31/2003		Options at 12/31/2003*
	on
Name	Exercise	Exercisable	Unexercisable	Exercisable	Unexercisable
Frederick M. Lax	0	331,250	368,750	$328,594	$1,423,906
Michael L. Margolis	0	533,180	0	29,400	0
Ronald W. Buckly	0	383,545	108,671	132,995	343,220
Lori Craven	0	101,564	173,436	98,589	427,161
Paul J. Pucino	0	253,905	108,595	65,719	284,781
Debra May	0	177,895	92,105	633,160	316,090

*	Represents the difference between the closing sales price of the Company’s Common Stock on December 31, 2003 as reported on The Nasdaq Stock Market (i.e., $15.55) and the exercise price of such options.

Employment Agreements and Termination of Employment and Change-in-Control Arrangements

     Under the Company’s officer severance plan (the “Severance Plan”), certain executive officers of the Company who have been designated by the Board of Directors as eligible officers under the Severance Plan are entitled to receive severance benefits following termination of employment, if such termination is non-temporary, involuntary and without cause. In addition, if there is a “change in control” of the Company, an eligible officer will receive benefits under the Severance Plan if such officer terminates his or her employment with the Company either for any reason within one year following the change in control or for “good reason” (which includes the assignment to the officer of duties significantly inconsistent with his or her prior position or a reduction in his or her compensation or benefits) within two years following such change in control. In addition to the other benefits that an executive officer may be entitled to receive upon termination of his or her employment in connection with or following a change in control, an officer’s stock options will vest to the extent then unvested and will be exercisable for one year following the termination of such officer’s employment with the Company or a surviving corporation, as the case may be, if, in connection with a change in control (or within two years thereafter with respect to (ii) and (iii) below), such officer (i) is not offered employment by the surviving corporation on terms and conditions generally no less favorable to such officer than the terms and conditions of his or her employment with the Company in effect immediately prior to the change in control; (ii) is terminated without cause by the Company or the surviving corporation; or (iii) terminates for good reason his or her employment with the Company or the surviving corporation.

     The following officers have been designated by the Board of Directors as eligible officers for purposes of the Severance Plan: Messrs. Lax, Buckly, Pucino, Frankie, Johnson and Parker and Mses. Craven, May and Pippin. Each eligible officer is entitled to severance pay based on his or her highest annual compensation (i.e., base salary plus bonus), the number of years employed by the Company and the highest office attained prior to termination. Based on such factors, the amounts that would be payable under the Severance Plan to Messrs. Lax, Buckly and Pucino and Mses. Craven and May if their employment were terminated as of March 1, 2004 under circumstances entitling them to severance benefits under the Severance Plan would be approximately $1,156,000, $642,000, $494,000, $396,000, and $385,000, respectively. Severance benefits also include continuation, at the Company’s expense, of health care insurance and term life insurance for a period of 18 months following termination of employment.

     In connection with the commencement of Mr. Margolis’ employment with the Company in February 1998, the Company awarded to him 30,000 restricted shares of the Company’s Common Stock and granted to him stock options to purchase 370,000 shares of Common Stock. The restricted shares vested in five equal annual installments commencing in February 1999, and the stock options vested over five years.

     In April 2001, the Compensation Committee amended options previously granted to Mr. Margolis under the 1994 Stock Option Plan to purchase an aggregate of 512,319 shares of the Company’s Common Stock to provide that upon Mr. Margolis’ Qualifying Retirement (defined as the termination of employment with the Company at or after age 55 with not less than five years of continuous service as an employee of the Company), such options would become exercisable in full. In May 2001, the Compensation Committee further amended all such options held by Mr. Margolis to provide that they would be exercisable until the expiration of their full terms (i.e., until the ten-year anniversary of each option’s grant date) in the event of Mr. Margolis’ Qualifying Retirement.

     In January 2002, the Company and Mr. Margolis entered into an Agreement to Provide Retiree Medical Benefits and Stock Option Benefits (the “Retiree Benefits Agreement”) whereby the Company agreed to provide certain medical, dental and vision benefits to Mr. Margolis and his family for the term of Mr. Margolis’ life following the termination of his employment with the Company at any time after February 16, 2003. Under the terms of the Retiree Benefits Agreement, the Company also agreed that, upon Mr. Margolis’ Qualifying Retirement, the stock options granted to Mr. Margolis after the effective date of such Agreement would immediately vest and become exercisable in full until the expiration of their full term (i.e., ten years after the option date of grant). In February 2002, the Retiree Benefits Agreement was amended to provide that, upon Mr. Margolis’ Qualifying Retirement, any options granted after January 31, 2002 would immediately vest and become exercisable as to only the first four quarterly installments of such options (or such other number of installments approved by the Compensation Committee).

     Mr. Margolis resigned in February 2003 as President and Chief Executive Officer and as a director of the Company. His resignation qualified as a Qualifying Retirement. Upon Mr. Margolis’ Qualifying Retirement, unvested options to purchase an aggregate of 180,375 shares vested and became exercisable. Mr. Margolis currently holds exercisable options to purchase an aggregate of 533,180 shares at exercise prices ranging from $14.94 to $25.31 per share with expiration dates ranging from February 2008 to February 2012. In addition, the Company paid $300,000 to Mr. Margolis in February 2003 in connection with his retirement.

Equity Compensation Plan Information

     The Company currently maintains compensation plans that provide for the issuance of Common Stock to officers, employees and directors of the Company and its subsidiaries. These plans consist of the Amended and Restated 1994 Stock Option Plan (the “1994 Plan”), the 2003 Stock Option Plan (the “2003 Plan”), the Amended and Restated Non-Employee Director Equity Incentive Plan (the “Director Incentive Plan”), and the Non-Employee Director Stock Option Plan (the “Director Plan”), all of which have been approved by shareholders, and certain nonstatutory stock option grants to officers and employees of the Company or its majority owned subsidiary, Santera Systems Inc., which have not been approved by shareholders.

     The following table sets forth information regarding outstanding options and warrants and shares reserved for future issuance thereunder under the foregoing plans as of December 31, 2003:

			Number of shares remaining
	Number of shares		available for future issuance
	to be issued upon	Weighted-average exercise	under equity compensation
	exercise of outstanding	price of outstanding	plans (excluding shares
	options and warrants	options and warrants	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by shareholders:
1994 Plan	16,260,259	$15.91	1,885,960
2003 Plan	50,000	11.28	2,950,000
Director Incentive Plan	218,405	10.88	0
Director Plan	110,000	10.61	390,000
Equity compensation plans not approved by shareholders:
Stock Options(1)	1,415,000	13.80	0
Warrants(2)	195,000	14.08	0

Total	18,248,664		5,225,960

(1)	Consists of (i) nonstatutory stock options to purchase an aggregate of 530,000 shares granted to two officers of the Company in connection with the commencement of their employment with the Company; and (ii) nonstatutory stock options to purchase an aggregate of 885,000 shares granted to seven employees of Santera in connection with the Company’s acquisition of its majority interest in Santera and such employees’ acceptance of employment with Santera in connection therewith. Such options were granted at exercise prices per share equal to the closing sales price of the Company’s Common Stock on the grant date; terminate four years after vesting or ten years after grant, subject to earlier termination upon an optionee’s termination of employment; and typically vest and become exercisable as to 25% of the shares subject thereto one year after the grant date with the remaining shares vesting in 12 equal quarterly installments.

(2)	Consists of warrants granted to certain directors and an officer of the Company. Such warrants were granted at exercise prices per share equal to the closing sales price of the Company’s Common Stock on the grant date, have seven-year terms, and vested in 12 equal quarterly installments.

Compensation Committee Interlocks and Insider Participation

     During 2003, the Compensation Committee consisted of Messrs. Brenner, Oringer and Rager, all of whom are non-employee directors of the Company. No member of the Compensation Committee is or was a current or former officer or an employee of the Company or any of its subsidiaries other than Mr. Rager who served as the Company’s Treasurer and Secretary from 1975 to 1985.

BOARD OF DIRECTORS AND COMPENSATION COMMITTEE
REPORTS ON EXECUTIVE COMPENSATION

     During 2003, the Board of Directors and the Compensation Committee of the Board of Directors shared responsibility for determining and administering the compensation program for the Company’s executive officers. The Company’s 2003 executive compensation program consisted of both cash-based and stock-based compensation. The Board of Directors was responsible for approving the annual base salaries of the Company’s executive officers and the terms of the executive officer bonus plan, in each case taking into consideration recommendations of the Compensation Committee, and approving the award of any discretionary bonuses. For 2003, the Board delegated to the Compensation Committee the responsibility of recommending to the Board for its approval the salaries and bonus plan for the

Company’s executive officers and administering the Company’s stock option plans pursuant to which stock options are granted to the Company’s employees.

     The reports on executive compensation by the Board of Directors and the Compensation Committee and the Performance Graph on page 21 shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Board of Directors Report on Executive Compensation

     The principal objectives of the Company’s executive compensation program are to attract, motivate and retain qualified, experienced individuals to serve as officers of the Company and to provide incentives to attain the financial and strategic objectives of the Company. The Company’s executive compensation program during 2003 consisted of three basic components — base salaries, cash bonuses and stock options.

     Based on recommendations of the Compensation Committee, the Board of Directors set and approved the 2003 base salaries of all executive officers. For 2003, the Board increased the annual base salaries payable to the Company’s executive officers by percentages ranging from 3.0% to 14.3%.

     The Board believes that a significant portion of each officer’s annual compensation should be related to the Company’s financial performance and his or her achievement of individual corporate and strategic objectives. Accordingly, under the terms of the 2003 Executive Officer Bonus Plan recommended by the Compensation Committee and approved by the Board, each executive officer of the Company (other than Messrs. Margolis and Lax) was eligible to receive quarterly cash bonuses equal to a percentage (up to a maximum ranging from 16% to 22.4% for the 2003 first quarter and up to a maximum ranging from 64% to 89.6% for the 2003 fourth quarter, depending on the officer) of his or her quarterly earnings if the Company achieved certain pre-established quarterly financial performance goals, plus a bonus equal to a percentage (up to a maximum ranging from 10% to 20% depending on the officer) of his or her annual earnings based on the extent to which such officer achieved certain individual objectives. Quarterly bonuses under such Bonus Plan would only be paid if the Company’s quarterly operating income met or exceeded a minimum operating income goal set forth in the Bonus Plan. In addition, the Board had the discretion to award discretionary bonuses under the Bonus Plan. The Company’s executive officers (other than Messrs. Margolis and Lax) received aggregate bonuses in amounts ranging from $108,503 to $225,163 under the 2003 Executive Officer Bonus Plan.

     The Board was also responsible for determining the annual compensation (other than stock options) of Mr. Lax, who became Chief Executive Officer and President in February 2003. For 2003, the Board increased Mr. Lax’s base salary to $400,000, which represented an increase of $50,000, or 14.3%, over his 2002 base salary. Under the terms of the 2003 Executive Officer Bonus Plan, Mr. Lax was eligible to receive (i) quarterly cash bonuses equal to a percentage (ranging from a maximum of 40% in the first quarter to 160% for the fourth quarter) of his quarterly earnings if the Company met or exceeded the minimum quarterly operating income goals set forth in the Bonus Plan and (ii) a bonus equal to a percentage (up to a maximum of 25%) of his annual earnings based on the extent to which he achieved certain individual objectives established by the Board of Directors. Mr. Lax received bonuses in the aggregate amount of $505,280 under the 2003 Executive Officer Bonus Plan. Although Mr. Lax is a member of the Board of Directors, he did not participate in any discussions or decisions of the Board or the Compensation Committee regarding the setting of his salary, the award of any bonus or the grant of any stock options to him.

     Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), a publicly held corporation such as the Company will generally not be allowed a federal income tax deduction for otherwise deductible compensation paid to the executive officers named in the Summary Compensation Table to the extent that compensation paid to a particular officer is not performance-based and exceeds $1 million in any fiscal year. Qualifying performance-based compensation (including compensation attributable to the exercise of stock options) will not be subject to the deductibility limitation if certain conditions are met. The Company’s general policy is to preserve the federal income tax deductibility of compensation paid to its executive officers. Accordingly, the Company has generally taken appropriate actions, to the extent reasonable, to preserve the deductibility of the compensation paid to its executive officers. There may be limited circumstances, however, where an executive officer’s compensation may exceed the amount that is deductible.

BOARD OF DIRECTORS

Jean-Claude Asscher, Chairman
Robert V. Adams
Daniel L. Brenner
Frederick M. Lax
Martin A. Kaplan
Howard Oringer
Jon F. Rager

Compensation Committee Report on Executive Compensation

     The Compensation Committee was responsible for recommending to the Board for its approval the 2003 base salaries and the officer bonus plan for the Company’s executive officers and for administering the Company’s employee stock option plans. The Compensation Committee reviewed each executive officer’s base salary and established the financial performance goals for the officer bonus plan. In making its recommendations for annual base salaries and the officer bonus plan, the Compensation Committee considered base salary and bonus information for comparable companies and the telecommunications and electronics industries in general that was available from compensation surveys and various other sources. The Committee also took into account each officer’s position, responsibilities, experience, contributions and individual performance and considered the Company’s financial results and condition as well as the Company’s growth in revenues and earnings. Due to the highly competitive nature of the telecommunications and electronics industries, the Committee believes that compensation packages above the competitive median were necessary and appropriate to attract and retain qualified executive officers.

     Options to purchase the Company’s Common Stock are a key component of the Company’s executive compensation program. The Compensation Committee views the grant of stock options as a valuable incentive to attract and retain key employees and to motivate them to maximize shareholder value. The Compensation Committee reviewed and considered recommendations by the Company’s Chief Executive Officer with regard to the grant in 2003 of stock options to executive officers (other than the Chief Executive Officer) and other key employees whose contributions and skills are important to the long-term success of the Company.

     Each officer typically receives a stock option grant upon first joining the Company and thereafter is eligible periodically to receive additional stock options. In determining the size and other terms of an option grant to an executive officer, the Compensation Committee considers a number of factors, including such officer’s position and responsibilities, promotions, individual performance, salary, previous stock option grants (if any) and length of service to the Company. The exercise price of options is not less than the market price of the Company’s Common Stock on the date of grant. Stock options generally vest in 16 equal quarterly installments (other than new hire grants for officers which typically vest to the extent of 25% of the shares subject to the option after one year of employment and the remaining 75% of the shares vest in 12 equal quarterly installments) over four years, as long as the optionee remains an employee of the Company, and therefore encourage an optionee to remain an employee of the Company.

     In 2003, options to purchase an aggregate of 1,030,000 shares of Common Stock were granted to all executive officers as a group and represented 14.3% of all options granted to the Company’s employees in 2003. Option grants to executive officers in 2003 consisted of (i) options to purchase 250,000 shares granted to one officer of Santera in connection with his acceptance of employment with Santera following the Company’s acquisition of its majority interest in Santera; (ii) options to purchase a total of 175,000 shares granted to one officer in connection with his joining the Company and his subsequent promotion; and (iii) options to purchase an aggregate of 605,000 shares granted to the Company’s officers as annual performance grants.

     The Compensation Committee generally considered the same factors in determining the Chief Executive Officer’s compensation as it considered with respect to the Company’s other executive officers. Mr. Lax’s 2003 compensation included the grant of options to purchase 250,000 shares of the Company’s Common Stock and thus reflects the Compensation Committee’s philosophy that a significant portion of the Chief Executive Officer’s overall compensation should be incentive-based. Information concerning options granted during 2003 to the executive officers named in the Summary Compensation Table is provided in the table entitled “Option Grants in 2003.”

COMPENSATION COMMITTEE

Daniel L. Brenner, Chairman
Howard Oringer
Jon F. Rager

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In June 2003, Santera Systems Inc. (“Santera”) and Martin A. Kaplan entered into a consulting agreement pursuant to which Mr. Kaplan agreed to consult with and advise Santera with respect to its business and operations and potential business opportunities with third parties. As compensation for such services, Santera agreed to pay Mr. Kaplan $75,000 per year and Tekelec made a one-time grant to Mr. Kaplan of options to purchase 50,000 shares of Tekelec Common Stock. The exercise price of the options is equal to the closing sales price of the Company’s Common Stock on the Nasdaq Stock Market on the date of grant (i.e., $11.28). The options vest in quarterly installments over two years and will terminate as to each vested installment four years after vesting, subject to earlier termination under certain circumstances. The Agreement is terminable by either Santera or Mr. Kaplan after one year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, requires the Company’s directors and officers, and persons who beneficially own more than 10% of the Company’s Common Stock, to file initial reports of ownership of the Company’s Common Stock and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on the Company’s review of the copies of such forms furnished to it and written representations from the Company’s executive officers and directors, the Company believes that all reports required to be filed by such officers and directors pursuant to Section 16(a) were filed on a timely basis during and with respect to 2003, except that Messrs. Adams, Asscher, Brenner, Oringer and Rager each filed one report, covering one transaction, one day late during 2003.

PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Company’s Common Stock with the cumulative total return of the Total Return Index for The Nasdaq Stock Market (U.S. Companies) and the Nasdaq Computer Manufacturers Index for the five-year period commencing January 1, 1999. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

Comparison of Five-Year Cumulative Total Return*
among Tekelec, Total Return Index for The Nasdaq Stock Market
(U.S. Companies) and Nasdaq Computer Manufacturers Index

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Tekelec	$100.00	$135.85	$181.13	$109.34	$63.09	$93.89
The Nasdaq Stock Market (U.S.)	100.00	176.37	110.86	88.37	61.64	92.68
Nasdaq Computer Mfrs. Index	100.00	196.99	125.11	72.53	55.90	92.11

*	Assumes (i) $100 invested on December 31, 1998 in Tekelec Common Stock, the Total Return Index for The Nasdaq Stock Market (U.S. Companies) and the Nasdaq Computer Manufacturers Index and (ii) immediate reinvestment of all dividends.

PROPOSAL 2 — APPROVAL OF AMENDMENT OF
2003 STOCK OPTION PLAN TO INCREASE THE
NUMBER OF SHARES
AUTHORIZED FOR ISSUANCE THEREUNDER

     The Company’s 2003 Stock Option Plan (the “2003 Plan”) was approved by the Company’s Board of Directors in March 2003 and by its shareholders in May 2003. The 2003 Plan was adopted for the purpose of granting stock options to purchase shares of the Company’s Common Stock to employees of and consultants to the Company, and a total of 3,000,000 shares of the Company’s Common Stock was initially reserved for issuance thereunder. In March 2004, the Board of Directors amended the 2003 Plan, subject to shareholder approval, to increase the number of shares authorized for issuance under the Plan by 5,000,000 shares (i.e., approximately 8% of the outstanding shares of the Company’s Common Stock as of the Record Date).

     The Board of Directors recognizes that equity incentives such as stock options are critical factors in attracting, retaining and motivating employees, and that stock options provide the Company’s employees with a meaningful opportunity to more closely align their interests with those of the Company’s shareholders. The Board of Directors approved the 5,000,000-share increase under the 2003 Plan in order to ensure the future availability of sufficient shares of the Company’s Common Stock for option grants to new employees of the Company, including the employees of companies acquired by the Company, and for periodic incentive option grants to the Company’s employees. Each new employee of the Company, including employees of companies acquired by the Company, typically receives a stock option grant upon commencement of employment and thereafter is eligible to receive annual incentive grants. The Board has approved the 5,000,000-share increase in order to ensure that the Company will be in a position to offer competitive compensation packages to its employees. If the proposed 5,000,000-share increase is approved by the shareholders, the Board of Directors believes that the shares available for option grants under the 2003 Plan should be sufficient to meet the Company’s presently anticipated stock option grant needs for its employees and consultants until at least the date of the Company’s Annual Meeting of Shareholders in 2005. If the amendment is not approved by the shareholders, the 2003 Plan will remain in effect and stock options will continue to be granted until the shares reserved for issuance under the Plan have been depleted or increased by future amendment to the 2003 Plan.

     As of March 15, 2004, no shares have been issued upon the exercise of options granted under the 2003 Plan, 1,362,260 shares were subject to outstanding options, and there were 1,637,740 shares (not including the 5,000,000-share increase subject to shareholder approval) remaining available for option grants under the 2003 Plan. If the amendment to increase the authorized number of shares by 5,000,000 is approved, then a total of 8,000,000 shares will have been authorized for issuance under the 2003 Plan since its inception.

     In the event that the 2003 Plan is amended and restated to provide for the grant of restricted stock and restricted stock units under the Plan, the shares authorized for issuance under the 2003 Plan, including the additional shares authorized for issuance under the 2003 Plan if this amendment is approved, will be available for the grant of restricted stock and restricted stock units, as well as for the grant of stock options, under the Plan. For information regarding the proposed amendment and restatement of the 2003 Plan to provide for the grant of restricted stock and restricted stock units thereunder, please see “PROPOSAL 3 – AMENDMENT OF 2003 STOCK OPTION PLAN TO AUTHORIZE GRANTS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS” below.

     AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE AMENDMENT TO THE 2003 PLAN INCREASING THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 5,000,000 SHARES. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY’S COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THIS AMENDMENT TO THE 2003 PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT.

Amended Plan Benefits

     Employees, including executive officers, of and consultants to the Company and its subsidiaries are eligible to receive options granted under the 2003 Plan. Options may not, however, be granted to directors of the Company who are not also employees of the Company. Because options under the 2003 Plan are granted at the sole discretion of the Compensation Committee of the Company’s Board of Directors to whom the Board of Directors has delegated the administration of the 2003 Plan, the Company cannot determine at this time either which individuals or classes of employees will receive future option grants under the 2003 Plan.

     During 2003, no options were granted under the 2003 Plan other than options to purchase 50,000 shares granted at an exercise price of $11.28 per share to a non-employee director who serves as a consultant to a subsidiary of the Company. On March 15, 2004, the closing sales price per share of the Company’s Common Stock on The Nasdaq Stock Market was $17.40.

Summary of 2003 Plan

     A summary of the principal provisions of the 2003 Plan is set forth below and is qualified in its entirety by reference to the 2003 Plan. A copy of the 2003 Plan is available from the Company’s Corporate Secretary upon written request to: Corporate Secretary, Tekelec, 26580 West Agoura Road, Calabasas, California 91302. A copy of the 2003 Plan and of the proposed amendment and restatement were also filed electronically with the Securities and Exchange Commission (the “SEC”) with this proxy statement.

Purpose

     The purposes of the 2003 Plan are to (i) attract and retain the services of employees and consultants who the Company believes are in a position to make material contributions to the successful operation of the Company’s business; (ii) motivate such persons, by means of performance-related incentives, to achieve the Company’s business goals; and (iii) enable such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

Administration

     The 2003 Plan is required to be administered by a committee designated by the Board of Directors and comprised of not less than two directors who are (a) “non-employee directors” under Rule 16b-3 of the Exchange Act of 1934, as amended, and (b) “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board has designated the Compensation Committee, which is currently comprised of three directors, to administer the 2003 Plan. Subject to the provisions of the 2003 Plan, the Compensation Committee has the authority, in its sole discretion, to grant options under the 2003 Plan, to interpret the provisions of the 2003 Plan and, subject to the requirements of applicable law, to prescribe, amend and rescind rules and regulations relating to the 2003 Plan. The Compensation Committee’s interpretation and construction of any provision of the 2003 Plan is final and binding.

     As administrator of the 2003 Plan, the Compensation Committee selects the optionees and determines the type of option (i.e., incentive or nonstatutory) and the number of shares to be subject to each option. In making these determinations, the Compensation Committee takes into account a number of factors including, with respect to employees, the employee’s position and responsibilities, individual job performance, salary, previous stock option grants (if any), length of service to the Company and other relevant factors.

Eligibility

     The 2003 Plan provides that nonstatutory stock options and incentive stock options may be granted to employees (including officers and directors who are also employees) of and consultants to the Company and its affiliates, including the Company’s subsidiaries; provided, however, that consultants may only be granted nonstatutory stock options. The Company also may not grant incentive stock options to any person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of the Company, unless the option exercise price is at least 110% of the fair market value for the stock subject to the options on the date of grant and the term of the option does not exceed five years from the date of grant.

     As of March 15, 2004, 263 persons had received option grants under the 2003 Plan. As of that date, there were a total of approximately 1,100 employees, including employees already holding options granted under the 2003 Plan, who met the eligibility requirements to be granted options under the 2003 Plan.

Terms of Options

     Options granted under the 2003 Plan are either “incentive stock options” as defined in Section 422 of the Code or nonstatutory stock options that do not meet the requirements of Section 422. The stock option agreement between the Company and the individual optionee will state whether the options covered thereby are intended to be incentive stock options or nonstatutory stock options. Options that are intended to qualify as incentive stock options are subject to certain restrictions or requirements in order to assure their qualification under Section 422 of the Code. Each option is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

(a)	Number of Shares: The aggregate fair market value (determined as of the grant date) of the stock for which an optionee may be granted incentive stock options that first become exercisable during any one calendar year under all of the Company’s plans may not exceed $100,000. In addition, the maximum number of shares which may be awarded as options under the 2003 Plan during any calendar year to any one optionee may not exceed 1,000,000 shares.

(b)	Exercise of the Option: The optionee must earn the right to exercise the option by continuing to work for the Company. Options granted under the 2003 Plan are exercisable at such times and in such cumulative installments as the Compensation Committee determines, subject to earlier termination of the option upon termination of the optionee’s employment for any reason. Options typically vest and become exercisable in cumulative installments (e.g., equal quarterly installments) over periods of up to four years, and each vested installment typically remains exercisable for a period of four years after vesting. An option may be exercised by giving to the Company written notice of exercise specifying the number of shares of Common Stock as to which the option is being exercised and by tendering payment to the Company of the purchase price. The form of payment for shares to be issued upon exercise of an option is determined by the Compensation Committee and may consist of, as determined with respect to each option by the Compensation Committee, cash, check, previously owned shares of Common Stock, a promissory note, payment pursuant to a “cashless exercise” program, a combination of the foregoing or such other consideration as is determined by the Compensation Committee.

(c)	Exercise Price; Repricing Prohibition: The exercise price per share for the shares issued pursuant to the exercise of an option is determined by the Committee and may not be less than 100% of the fair market value of the Common Stock on the grant date. The fair market value of the Common Stock on the date of an option grant is equal to the closing sales price of the Company’s Common Stock as reported on The Nasdaq Stock Market. On March 15, 2004, the closing sales price of the Company’s Common Stock on The Nasdaq Stock Market was $17.40 per share. Without shareholder approval, the Committee does not have the authority to amend or adjust the exercise price of any options previously granted under the 2003 Plan (except as required to reflect stock dividends or other similar events), whether through amendment, cancellation, replacement grant or other means.

(d)	Termination of Employment: If an optionee’s employment with the Company is terminated for any reason other than death or total and permanent disability, his or her options may be exercised within 90 days after such termination as to all or any part of the shares as to which the optionee was entitled to exercise the option at the time of termination. The Compensation Committee may also extend the period of time during which a nonstatutory stock option is exercisable after termination of employment to a period of up to the original term of the option, provided that the optionee may only exercise the option as to shares as to which the optionee was entitled to exercise the option at the time of termination.

(e)	Death or Disability: If an optionee should die or become permanently and totally disabled while employed by the Company, his or her options may be exercised at any time within 180 days, or such longer period not exceeding one year as may be determined by the Compensation Committee at the time of grant, after such death or disability, but only to the extent the optionee was entitled to exercise the options at the date of his or her termination of employment due to such death or disability. The Compensation Committee may also extend the period of time during which a nonstatutory stock option is exercisable after death or permanent and total disability to a period of up to the original term of the option, provided that the optionee may only exercise the option as to shares as to which the optionee was entitled to exercise the option at the time of such death or disability.

(f)	Expiration of Options: Options may not have a term greater than ten years from the grant date, except that in certain cases (see “Eligibility” above), the maximum term is five years. No option may be exercised after its expiration.

(g)	Nontransferability of Options: Options are nontransferable by the optionee, other than by will or the laws of descent and distribution or in a transfer between spouses incident to a divorce, and are exercisable only by the optionee during his or her lifetime or, in the event of the death of the optionee, by the estate of the optionee or by a person who acquires the right to exercise the options by bequest or inheritance.

(h)	Other Provisions: Option agreements may contain such other terms, provisions and conditions not inconsistent with the 2003 Plan as may be determined by the Compensation Committee.

Adjustment upon Changes in Capitalization or Control

     In the event that a change, such as a stock split or stock dividend, is made in the Company’s capitalization which affects the stock for which options are exercisable under the 2003 Plan, appropriate adjustment will be made in the exercise price of and the number and type of shares covered by outstanding options and in the number and type of shares available for issuance under the 2003 Plan. The adjustment will prevent dilution or enlargement of rights in any such event. In general, unless the terms of an option expressly provide otherwise, in the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation, the Compensation Committee, in its discretion, shall (1) make provision for the assumption of all outstanding options by the successor corporation, (2) declare that options shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof to the optionee and give each optionee the right to exercise his or her option as to all or any part of the shares covered by such options, including shares as to which the option would not otherwise be exercisable (other than shares as to which the option is not exercisable because the exercise period for those shares has expired), or (3) cause any options outstanding as of the effective date of such event to be cancelled in consideration of a cash payment or the grant of an alternative option or award (whether by the Company or any entity that is a party to the transaction), or a combination thereof, to the holder of the cancelled option, provided that the payment and/or grant are substantially equivalent in value to the fair market value of the cancelled options, as such equivalency is determined by the Compensation Committee.

Amendment, Termination and ERISA Status

     The Compensation Committee may amend or terminate the 2003 Plan at any time or from time to time without the approval of the Company’s shareholders; provided, however, that approval of the holders of voting shares represented and entitled to vote at a valid meeting of shareholders is required for any amendment to the 2003 Plan which would: (a) increase the number of shares which may be issued thereunder other than in connection with an adjustment upon changes in capitalization; (b) materially change the designation of the class of persons eligible to participate; (c) remove the administration of the 2003 Plan from the Board of Directors or its committee; (d) extend the term of the 2003 Plan beyond its initial ten-year term; (e) materially increase the benefits to participants under the 2003 Plan; or (f) materially modify the requirements as to eligibility for participation. In any event, the 2003 Plan will terminate on the tenth anniversary of its adoption by the Company’s Board of Directors (i.e., on March 25, 2013), provided that any options then outstanding will remain outstanding until they expire by their terms.

     The 2003 Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Tax Information

     The federal tax consequences of options are complex and subject to change. The following discussion is only a brief summary of the general federal income tax laws and interpretations thereof currently in effect and applicable to stock options. All such laws and interpretations are subject to change at any time, possibly with retroactive effective. A taxpayer’s particular situation may be such that some variation of the general rules may apply. This summary is not intended to be exhaustive and, among other things, does not cover the state, local or foreign tax consequences of the grant or exercise of options under the 2003 Plan, the disposition of shares acquired upon exercise of such options or federal estate tax or state estate, inheritance or death taxes.

Incentive Stock Options

     If an option granted under the 2003 Plan is treated as an “incentive stock option” as defined in Section 422 of the Code, the optionee will not recognize any income for regular income tax purposes upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. As discussed below, the tax treatment to the optionee and the Company upon an optionee’s sale of the shares will depend primarily upon whether the optionee has met certain holding period requirements at the time of sale. In addition, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability in the year of exercise.

     If an optionee exercises an incentive stock option and does not dispose of the shares received within the period ending on the later of (i) two years from the date of the grant of such option or (ii) one year after the exercise of the option, any gain realized upon disposition of the shares should generally be characterized as long-term capital gain. The amount of gain realized on the disposition of the shares will be equal to the difference between the amount realized on the disposition and the optionee’s tax basis (typically, the exercise price) in the shares. If the optionee does not dispose of the shares within the holding period specified above, the Company will not be entitled to a federal income tax deduction at any time.

     If an optionee disposes of the shares either within two years from the date the option is granted or within one year after the exercise of the option, the disposition will be treated as a “disqualifying disposition” for federal income tax purposes, and an amount equal to the difference between (1) the lesser of the fair market value of the shares on the date of exercise and the amount realized on the disposition, and (2) the exercise price will be taxed as ordinary income subject to a maximum marginal federal income tax rate of up to 35% in the taxable year in which the disposition occurs. The excess, if any, of the amount realized over the fair market value of the shares at the time of the exercise of the option will be treated as short-term or long-term capital gain, as the case may be (depending upon whether the optionee held the shares disposed of for more than one year), and any loss will be treated as capital loss. An optionee will be generally considered to have disposed of shares if he or she sells, exchanges, makes a gift of or transfers legal title to such shares (except by pledge, in certain non-taxable exchanges, in an insolvency proceeding, incident to a divorce, or upon death).

     The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability in the year of exercise because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the exercise price is an adjustment in determining an optionee’s alternative minimum taxable income for such year. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. If a disqualifying disposition occurs in the same year as an option is exercised, the amount of ordinary income resulting from the disposition would generally offset any adjustment to alternative minimum taxable income for the year of exercise. In the case of a disqualifying disposition which occurs after the year of exercise, an individual would be required to recognize alternative minimum taxable income in the year of exercise and ordinary income in the year of the disqualifying disposition in an amount determined under the rules described above, but subject to a credit for part or all of the alternative minimum tax paid in prior years. Optionees are urged to consult their tax advisors concerning the applicability of the alternative minimum tax to their own circumstances.

     There is no income or employment tax withholding by the Company upon an optionee’s exercise of incentive stock options.

     In general, there are no federal income tax consequences to the Company upon the grant, exercise or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received upon the exercise of an incentive stock option prior to satisfying the two-year and one-year holding periods described above, the Company will be entitled to a deduction for federal income tax purposes in the year of the disposition in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares, provided the Company has satisfied its reporting obligations under the Code.

Nonstatutory Stock Options

     Nonstatutory stock options granted under the 2003 Plan do not qualify as “incentive stock options” and, accordingly, do not qualify for any special tax benefits to the optionee. An optionee will not recognize any income at the time he or she is granted nonstatutory stock options, assuming that the options are not actively traded on an established market and will have no readily ascertainable fair market value at the time of grant. However, upon exercise of a nonstatutory stock option, the optionee will generally recognize ordinary income for federal income tax purposes measured by the excess of the then fair market value of the shares over the exercise price of the option. The income realized by the optionee will be treated as compensation income subject to income and employment tax withholding by the Company generally payable from the other compensation paid to the optionee. If those earnings are insufficient to pay the required withholding tax, the optionee will be required to make a direct payment to the Company to cover the withholding tax liability.

     Upon a sale of any shares acquired pursuant to the exercise of a nonstatutory stock option, the difference between the sale price and the optionee’s tax basis in the shares will be treated as a long-term or short-term capital gain or loss, as the case may be, depending on the optionee’s holding period for the shares, without “tacking on” any holding period for the option. The optionee’s tax basis for determination of such gain or loss will ordinarily be the sum of (1) the amount paid for the shares (i.e., the exercise price), plus (2) any ordinary income recognized as a result of the exercise of the option. In general, if the optionee has held the shares for more than one year at the time of sale, the capital gain will be subject to a maximum federal income tax rate of 15%. If the holding period for the shares is shorter, the federal income tax rate could be as high as 35%.

     In general, there are no federal tax consequences to the Company upon the grant or termination of a nonstatutory stock option or the sale or disposition of the shares acquired upon exercise of a nonstatutory stock option. However, upon the exercise of a nonstatutory stock option, the Company will generally be entitled to a deduction to the extent and in the year that ordinary income from the exercise of the option is recognized by the optionee, provided that the Company has satisfied its withholding and reporting obligations under the Code and Income Tax Regulations relating to the reporting of the transaction to the Internal Revenue Service and the optionee.

PROPOSAL 3 — APPROVAL OF AMENDMENT
OF 2003 STOCK OPTION PLAN TO
AUTHORIZE GRANTS OF RESTRICTED STOCK
AND RESTRICTED STOCK UNITS

     The Company’s 2003 Stock Option Plan (the “2003 Plan”) was approved by the Company’s Board of Directors in March 2003 and by its shareholders in May 2003 for the purpose of granting stock options to purchase shares of the Company’s Common Stock to employees of and consultants to the Company. In March 2004, the Board of Directors amended the 2003 Plan, subject to shareholder approval, to increase the number of shares authorized for issuance under the Plan by 5,000,000 shares. Please see “PROPOSAL 2 – AMENDMENT OF 2003 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER” above. In March 2004, the Board of Directors further amended and restated, subject to shareholder approval, the 2003 Plan to authorize the grant of restricted stock and restricted stock units under the Plan, in addition to the options already authorized for issuance thereunder.

     Under the 2003 Plan and prior stock option plans for the employees of and consultants to the Company, the Company has granted long-term incentive awards to the Company’s employees and consultants primarily in the form of stock options. Under the amended and restated 2003 Plan, the Company would also be authorized to grant “full-value” incentive awards, in the form of restricted stock and restricted stock units, to the Company’s employees and consultants as a new and additional component of its long-term incentive compensation program. The Company believes that the use of these types of awards is consistent with current trends in employee equity compensation programs and with the Company’s goals in implementing its long-term incentive compensation policies.

     The Board of Directors believes that it is important for the Company to have the flexibility to grant restricted stock and restricted stock units as part of the Company’s incentive compensation program. The Board believes that equity incentives such as restricted stock and restricted stock unit awards are critical factors in attracting, retaining and motivating employees, and that restricted stock and restricted stock awards will provide the Company’s employees with a meaningful opportunity to align their interests with those of the Company’s shareholders.

     AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO CONSIDER AND APPROVE THE AMENDMENT TO THE 2003 PLAN AUTHORIZING THE GRANT OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS THEREUNDER. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY’S COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE AMENDMENT TO THE 2003 PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT.

Amended Plan Benefits

     Employees, including executive officers, of and consultants to the Company and its subsidiaries are eligible to receive awards granted under the 2003 Plan. Awards may not be granted to directors of the Company who are not also employees of the Company. No awards will be granted under the 2003 Plan prior to approval of the amendment by the shareholders of the Company. Because awards under the 2003 Plan are granted at the sole discretion of the Compensation Committee of the Company’s Board of Directors to whom the Board of Directors has delegated the administration of the 2003 Plan, the

Company cannot determine at this time either which individuals or classes of employees would receive future grants of restricted stock or restricted stock units under the 2003 Plan.

Summary of 2003 Plan

     A summary of the principal provisions of the 2003 Plan is set forth below and is qualified in its entirety by reference to the 2003 Plan. A copy of the 2003 Plan is also available from the Company’s Corporate Secretary upon written request to: Corporate Secretary, Tekelec, 26580 West Agoura Road, Calabasas, California 91302. A copy of the 2003 Plan and of the proposed amendment were also filed electronically with the SEC with this proxy statement.

Purpose

     The purposes of the 2003 Plan are to (i) attract and retain the services of employees who the Company believes are in a position to make material contributions to the successful operation of the Company’s business; (ii) motivate such persons, by means of performance-related incentives, to achieve the Company’s business goals; and (iii) enable such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

Administration

     The 2003 Plan is required to be administered by a committee designated by the Board of Directors and comprised of not less than two directors who are (a) “non-employee directors” under Rule 16b-3 of the Exchange Act of 1934, as amended, and (b) “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board has designated the Compensation Committee, which is currently comprised of three directors, to administer the 2003 Plan. Subject to the provisions of the 2003 Plan, the Compensation Committee has the authority, in its sole discretion, to grant options under the 2003 Plan, to interpret the provisions of the 2003 Plan and, subject to the requirements of applicable law, to prescribe, amend and rescind rules and regulations relating to the 2003 Plan. The Compensation Committee’s interpretation and construction of any provision of the 2003 Plan is final and binding.

     As administrator of the 2003 Plan, the Compensation Committee selects the individuals to whom awards are granted and determines the type of award (i.e., incentive or nonstatutory stock option, restricted stock or restricted stock unit) and the number of shares to be subject to each award. In making these determinations, the Compensation Committee takes into account a number of factors including, with respect to employees, the employee’s position and responsibilities, individual job performance, salary, previous stock option or award grants (if any), length of service to the Company, recommendation of the Company’s Management and other relevant factors.

Common Stock Authorized

     The maximum number of shares of Common Stock that may be the subject of awards under the 2003 Plan is 3,000,000 shares. The number of authorized shares is proposed to be increased by 5,000,000 shares as provided in “PROPOSAL 2 – APPROVAL OF AMENDMENT TO 2003 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER.” As of March 15, 2004, no shares had been issued, 1,362,260 shares were subject to outstanding options and 1,637,740 shares were available for issuance under the 2003 Plan.

     The recipient of restricted stock or restricted stock units would be permitted to satisfy tax obligations resulting from the receipt of (or the lapse of restrictions relating to) a restricted stock or restricted stock unit award by having the Company withhold the number of shares necessary to pay tax obligations of the participant. Any such withheld shares, together with shares underlying restricted stock and restricted stock unit awards that have been canceled or forfeited, are available for new awards under the Plan. The Company anticipates that shares would be tendered or withheld to pay tax obligations relating to restricted stock and restricted stock unit awards, and that the ability to reuse these shares for new awards is important. If an optionee is permitted to and pays the exercise price for stock options in shares of Tekelec Common Stock, then the number of shares received in payment of the exercise price also increases the number of shares available for new awards under the Plan.

Eligibility

     The 2003 Plan provides that awards may be granted to employees (including officers and directors who are also employees) of and consultants to the Company and its affiliates, including the Company’s subsidiaries; provided, however, that incentive stock options may not be granted to consultants. An affiliate means any corporation or any other entity controlling, controlled by or under common control with the Company. As of March 15, 2004, 263 persons had been granted options under the 2003 Plan. As of that date, there were a total of approximately 1,100 employees, including employees already holding options granted under the 2003 Plan, who met the eligibility requirements to be granted awards under the 2003 Plan.

Types of Awards

     Incentive and Nonstatutory Stock Options

     Options granted under the 2003 Plan are either “incentive stock options” as defined in Section 422 of the Code or nonstatutory stock options that do not meet the requirements of Section 422. Options that are intended to qualify as incentive stock options are subject to certain restrictions or requirements in order to assure their qualification under Section 422 of the Code. The exercise price per share for the shares issued pursuant to the exercise of an option is determined by the Committee and may not be less than 100% of the fair market value of the Common Stock on the grant date. The fair market value of the Common Stock on the date of an option grant is equal to the closing sales price of the Company’s Common Stock as reported on The Nasdaq Stock Market. On March 15, 2004, the closing sales price per share of the Company’s Common Stock on The Nasdaq Stock Market was $17.40. The term of each option will be determined by the Committee but may not exceed ten years from the date of grant.

     For additional information regarding the terms and conditions of stock options granted under the 2003 Plan, including terms and conditions governing the numbers of shares subject to option grants and the terms and conditions of options exercises, please see “PROPOSAL 2 – APPROVAL OF AMENDMENT TO THE COMPANY’S 2003 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER” above.

     Restricted Stock

     The 2003 Plan does not currently authorize the grant of restricted stock. Restricted stock is an award of Tekelec Common Stock that is subject to restrictions determined by the Compensation Committee, including forfeiture conditions and restrictions against transfer for a specified period of time, as the Committee may determine at the time of the grant. Restricted stock awards may be granted without payment by the participant. The restrictions on restricted stock may lapse in installments based on factors, including continuing employment with the Company, determined by the Compensation Committee. In addition, the Compensation Committee has discretion to waive or accelerate the lapsing of restrictions in whole or in part. Until all restrictions are satisfied, lapsed or waived and unless otherwise provided by the Compensation Committee, the Company will maintain custody over the restricted shares and the grantee of the restricted shares will have the rights of a Tekelec shareholder with respect to the shares, including the right to vote and receive any cash dividends on the restricted stock. Any stock dividends on shares of restricted stock will be treated as additional shares under the restricted stock award and will be subject to the same restrictions and other terms and conditions as the restricted stock on which the stock dividend was paid. During the period in which any shares subject to a restricted stock award are restricted, the shares may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

     Restricted Stock Units

     The 2003 Plan does not currently authorize the grant of restricted stock units. Restricted stock units evidence the right to receive shares of Tekelec Common Stock at a designated time in the future if a participant is employed by the Company at the end of the applicable vesting period. The Compensation Committee determines the vesting dates and any other conditions or restrictions applicable to a restricted stock unit award. As soon as practicable after the time stated in the award agreement as the vesting date and provided that all conditions for the issuance of shares have been satisfied, shares of Common Stock equal to the number of vested restricted stock units vesting on that date will be distributed to the grantee. A grantee of a restricted stock unit has no rights as a Tekelec shareholder such as rights to vote or receive dividends or other distributions, until the stock has been distributed to the participant.

     The amendment would authorize the Company to grant dividend equivalents to holders of restricted stock units. If restricted stock units are granted and cash dividends are paid on the Company’s Common Stock in the future, the proposed amendment would permit the Company to place holders of restricted stock units in the same economic position as holders of restricted stock. The Company has no present intention to grant any such dividend equivalents.

     Other Terms of Restricted Stock and Restricted Stock Units

     Termination of Employment: If a participant’s employment or consulting relationship with the Company terminates for any reason prior to the end of the applicable forfeiture period for restricted stock or prior to the end of the applicable vesting period for restricted stock units, the participant forfeits all rights to the shares for which the forfeiture period has not expired or with respect to which the restricted stock units are not then vested.

     Nontransferability: Awards are generally nontransferable by the participant prior to vesting, other than by will or the laws of descent and distribution or in a transfer between spouses incident to a divorce.

Adjustment upon Changes in Capitalization or Control

     In the event that a change, such as a stock split or stock dividend, is made in the Company’s capitalization which affects the stock for which options are exercisable under the 2003 Plan, appropriate adjustment will be made in the exercise price of and the number and type of shares covered by outstanding awards and in the number and type of shares available for issuance under the 2003 Plan. The adjustment will prevent dilution or enlargement of rights in any such event. In general, unless the terms of an award expressly provide otherwise, in the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation, the Compensation Committee, in its discretion, shall (1) make provision for the assumption of all outstanding awards by the successor corporation, (2) declare that options shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof to the participant and give each participant the right to exercise his or her options as to all or any part of the shares covered by such options, including shares as to which the option would not otherwise be exercisable (other than shares as to which the option is not exercisable because the exercise period for those shares has expired), or (3) cause any awards outstanding as of the effective date of such event to be cancelled in consideration of a cash payment or the grant of an alternative option or award (whether by the Company or any entity that is a party to the transaction), or a combination thereof, to the holder of the cancelled award, provided that the payment and/or grant are substantially equivalent in value to the fair market value of the cancelled options, as such equivalency is determined by the Compensation Committee.

Amendment, Termination and ERISA Status

     The Compensation Committee may amend or terminate the 2003 Plan at any time or from time to time without the approval of the Company’s shareholders; provided, however, that approval of the holders of voting shares represented and entitled to vote at a valid meeting of shareholders is required for any amendment to the 2003 Plan which would: (a) increase the number of shares which may be issued thereunder other than in connection with an adjustment upon changes in capitalization; (b) materially change the designation of the class of persons eligible to participate; (c) remove the administration of the 2003 Plan from the Board of Directors or its committee; (d) extend the term of the 2003 Plan beyond its initial ten-year term; (e) materially increase the benefits to participants under the 2003 Plan; or (f) materially modify the requirements as to eligibility for participation. In any event, the 2003 Plan will terminate on the tenth anniversary of its adoption by the Company’s Board of Directors (i.e., on March 25, 2013), provided that any awards then outstanding will remain outstanding until they expire by their terms.

     The 2003 Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Tax Information

     The federal tax consequences of options and restricted stock and restricted stock unit awards are complex and subject to change. The following discussion is only a brief summary of the general federal income tax laws and interpretations thereof currently in effect and applicable to stock options and restricted stock and restricted stock units. All such laws and interpretations are subject to change at any time, possibly with retroactive effective. A taxpayer’s particular situation may be such that some variation of the general rules may apply. This summary is not intended to be exhaustive and, among other things, does not cover the state, local or foreign tax consequences of the grant of awards under the 2003 Plan or the disposition of shares acquired pursuant to the Plan or federal estate tax or state estate, inheritance or death taxes.

Stock Options

     For a discussion of the tax consequences of incentive stock options and nonstatutory stock options granted under the 2003 Plan, please see “PROPOSAL 2 – APPROVAL OF AMENDMENT TO 2003 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER – Tax Information” above.

Restricted Stock Awards

     A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the date on which the risk of forfeiture as to the shares terminates. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If shares issued to a participant are not substantially vested when issued, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be treated as the measurement date for determining his or her compensation income by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date of taxation, will be taxed as long-term or short-term capital gain or loss depending on whether the participant’s holding period for the shares is greater than one year. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the date of taxation, except to the extent such deductions are limited by applicable provisions of the Code.

Restricted Stock Unit Awards

     A participant generally will recognize no income upon the grant of a restricted stock unit award. Upon the issuance of shares once the restricted stock units have vested, participants normally will recognize ordinary income in the year of receipt in an amount equal to any cash dividends received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes, which withholding obligation may generally be satisfied through surrender of otherwise issuable shares. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date on which the restricted stock units are vested, will be taxed as capital gain or loss. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the vesting date, except to the extent such deduction is limited by applicable provisions of the Code.

PROPOSAL 4 – APPROVAL OF AMENDMENTS
TO THE COMPANY’S NON-EMPLOYEE
DIRECTOR STOCK OPTION PLAN

     In March 2002, the Board of Directors of the Company adopted, and in May 2002 the shareholders of the Company approved, the Non-Employee Director Stock Option Plan (the “Director Plan”) for the purpose of granting stock options to purchase shares of the Company’s Common Stock to the non-employee directors of the Company. A total of 500,000 shares of Common Stock has been reserved for issuance under the Director Plan. As of March 15, 2004, options to purchase 110,000 shares of the Company’s Common Stock were outstanding, no shares of Common Stock had been issued and 390,000 shares were available for option grants under the Director Plan.

     In March 2004, the Board of Directors amended and restated the Director Plan, subject to shareholder approval at the 2004 Annual Meeting, with respect to all options granted under the Director Plan on or after the date of the Annual Meeting, to:

•	increase the number of shares subject to future options automatically granted to non-employee directors of the Company upon their initial election or appointment to the Board and increase the period of time over which such options vest and become exercisable;

•	decrease the period of time during which vested installments of all future options granted under the Director Plan remain exercisable; and

•	allow future options granted under the Director Plan, to the extent vested, to be exercised until the end of their original terms after a director ceases to be a non-employee director of the Company.

     The Board believes that the amendments to the Director Plan will enable the Company to continue to provide equity compensation to its non-employee directors in a manner that will assist the Company in attracting and retaining qualified persons to serve as directors, that will enhance the equity interest of such directors in the Company and that will solidify our non-employee directors’ common interest with the shareholders of the Company. The Board believes that the amendment is consistent with both the interests of the shareholders of the Company and sound corporate governance practices.

     AT THE ANNUAL MEETING, THE SHAREHOLDERS WILL BE REQUESTED TO APPROVE THE AMENDMENTS TO THE DIRECTOR PLAN (1) TO INCREASE THE NUMBER OF SHARES SUBJECT TO, AND THE VESTING PERIOD FOR, FUTURE OPTIONS GRANTED TO NON-EMPLOYEE DIRECTORS UPON THEIR INITIAL ELECTION OR APPOINTMENT TO THE BOARD OF DIRECTORS, (2) TO SHORTEN THE TERM OF FUTURE OPTIONS GRANTED UNDER THE PLAN AND (3) TO ALLOW FUTURE OPTIONS GRANTED UNDER SUCH PLAN, TO THE EXTENT VESTED, TO BE EXERCISED UNTIL THE END OF THEIR ORIGINAL TERMS AFTER A DIRECTOR CEASES TO BE A NON-EMPLOYEE DIRECTOR OF THE COMPANY. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMPANY’S COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE REQUIRED TO APPROVE THE AMENDMENTS TO THE DIRECTOR PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENTS TO THE DIRECTOR PLAN.

Terms of Stock Options Issuable under the Director Plan Prior to Amendment

     The Director Plan, as adopted in 2002, provides for: (i) a one-time automatic grant of options to purchase 10,000 shares of the Company’s Common Stock to each non-employee director upon his or her initial election or appointment as a non-employee director of the Company, and (ii) an annual automatic grant of options to purchase 10,000 shares of the Company’s Common Stock to each non-employee director upon his or her re-election at an annual meeting of the Company’s shareholders, provided that he or she has served as a non-employee director of the Company for at least six months prior to the date of re-election. All options granted under the Director Plan vest in four equal quarterly installments, with the first installment vesting on the last day of the calendar quarter in which the grant is made and one additional installment vesting on the last day of each calendar quarter thereafter as long as the optionee continues to serve as a non-employee director of the Company. All options granted under the Director Plan currently have a term of seven years, subject to earlier expiration or termination in connection with the termination of the optionee’s service as a non-employee director of the Company (i.e., an option is currently exercisable for 12 months following death or termination due to disability and 90 days in all other instances) and in certain other circumstances (see “Terms of Options” and “Adjustments upon Changes in Capitalization or Control” below).

Amended Plan Benefits

     If the amendments to the Director Plan are approved by the Company’s shareholders at the 2004 Annual Meeting, individuals who, on or after the date of the Annual Meeting, are for the first time elected or appointed to serve as non-employee directors of the Company will each automatically be granted options to purchase at least 25,000, and up to 35,000, shares of the Company’s Common Stock upon such initial election or appointment. Because they are already serving as non-employee directors of the Company, none of the Company’s five non-employee directors as of March 15, 2004 who are standing for re-election at the 2004 Annual Meeting would be eligible to receive such option grants upon re-election to the Board at the Annual Meeting. There currently are no nominees for director at the Annual Meeting who are not currently directors of the Company and who would be affected by the increase in the number of shares subject to options granted upon initial election or appointment to the Board. If the amendments are approved by the shareholders at the Annual Meeting and Messrs. Adams, Asscher, Brenner, Kaplan and Rager are re-elected to the Board, each such non-employee director will automatically be granted options to purchase 10,000 shares of Tekelec Common Stock (i.e., the same number of shares that will be subject to options granted under the Director Plan if the amendments are not approved), provided that as a result of the amendments, the options will reflect (i) the shortened term or exercise periods (i.e., four years) for vested installments of options granted under the Plan and (ii) the longer period of time that a director has to exercise such vested options after such director ceases to serve as a non-employee director of the Company (see “Terms of Options” below.)

Summary of Director Plan

     A summary of the principal terms and provisions of the Director Plan is set forth below and is qualified in its entirety by reference to the Director Plan. A copy of the Director Plan is available from the Company’s Corporate Secretary upon written request to: Corporate Secretary, Tekelec, 26580 West Agoura Road, Calabasas, California 91302. A copy of the Director Plan and of the proposed amendment and restatement were also filed electronically with the Securities and Exchange Commission (the “SEC”) with this proxy statement.

General

     The Director Plan provides for the grant of nonstatutory stock options to non-employee directors (defined below in “Eligibility”) of the Company. These options are nonstatutory stock options and not intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended. See “Tax Information” below for a discussion of the tax treatment of nonstatutory stock options.

Purpose

     The purpose of the Director Plan is to (i) advance the interests of the Company and its shareholders by providing an incentive which will motivate and reward the Company’s non-employee directors and (ii) promote the best interests and long-term performance of the Company by encouraging the ownership of the Company’s Common Stock by the non-employee directors.

Administration

     The Director Plan is administered by the Board of Directors of the Company. The Board is authorized to delegate administration of the Director Plan to a committee of two or more persons appointed by the Board of Directors. The Board or its committee has the authority to construe and interpret the Director Plan and to make all of the determinations deemed necessary or advisable for the administration of the Director Plan; provided, however, that the Board or its committee will have no discretion to determine the selection of persons to whom options may be granted, the frequency of option grants or the number of shares subject thereto, the exercise price of options or any other material terms of option grants.

Eligibility

     Any person who is or becomes a director and who is not an employee of the Company or any subsidiary of the Company is eligible to receive options under the Director Plan upon his or her initial election or appointment as a non-employee director of the Company and upon any re-election at an annual meeting of the shareholders of the Company; provided, however, that in the event an individual becomes a non-employee director of the Company as a result of the termination of his or her employment by the Company or any subsidiary of the Company, he or she will not be granted options under the Director Plan in connection with such change in status but will be eligible to receive annual option grants under the Plan upon any re-election as a non-employee director at an annual meeting of the Company’s shareholders. As of March 15 2004, the Company had six non-employee directors.

Automatic Option Grants

     Upon re-election as a non-employee director at an annual meeting of the Company’s shareholders, a non-employee director is automatically granted, effective as of the date of the annual meeting, options to purchase 10,000 shares of the Company’s Common Stock.

     If the amendments to the Director Plan are approved by the shareholders at the Annual Meeting, then upon the election or appointment of an individual for the first time to serve as a non-employee director of the Company, such individual will automatically be granted, effective as of the date of his or her initial election or appointment to the Board, options to purchase a number of shares of the Company’s Common Stock equal to the sum of (i) 25,000, plus (ii) 10,000, if such individual is initially elected as a non-employee director at an annual meeting of the Company’s shareholders, or a pro rata portion of 10,000 if such individual is initially elected or appointed as a non-employee director on a date other than the date of an annual meeting of the Company’s shareholders.

Terms of Options

     All options granted under the Director Plan are nonstatutory stock options. Each option is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following terms and conditions. Except where otherwise indicated, the following terms and conditions apply to options granted under the Director Plan under its current terms and in the event the amendment to the Director Plan is approved by the shareholders at the Annual Meeting:

(a)	Exercise Price; Payment: The exercise price of options granted under the Director Plan is equal to the fair market value of the Common Stock subject to the options on the date of the grant. The fair market value is equal to the closing sales price of the Company’s Common Stock on The Nasdaq Stock Market on the date of grant. On March 15, 2004, the closing sales price of the Company’s Common Stock was $17.40 per share. The exercise price of options granted under the Director Plan may be paid either (i) in cash; (ii) by check; (iii) pursuant to a “cashless exercise” program; or (iv) by any combination of the foregoing.

(b)	Vesting: If the amendments to the Director Plan are approved by the shareholders, all options granted to non-employee directors upon their initial election or appointment to the Board will vest and become exercisable in eight equal quarterly installments, while options granted to non-employee directors upon re-election will continue to vest and become exercisable in four equal quarterly installments. In each case, installments vest on the last day of the calendar quarter in which the grant is made and on the last day of each calendar quarter thereafter, as long as an optionee continues to serve as a non-employee director, and each vested installment remains exercisable for a period of four years after vesting. See “Terms of Stock Options Issuable under the Director Plan Prior to Amendment” for information concerning the vesting of options currently granted under the current terms of the Director Plan.

(c)	Term; Expiration: If the amendments to the Director Plan are approved by the shareholders, then the term of each vested installment of options will expire four years after vesting (for example, an installment vesting on June 30, 2004 will remain exercisable through the close of business on June 30, 2008), unless terminated earlier in accordance with the terms of the Director Plan. See “Terms of Stock Options Issuable under the Director Plan Prior to Amendment” for information concerning the expiration of options currently granted under the Director Plan.

(d)	Termination of Status as Non-Employee Director. Currently, the Director Plan provides that if an optionee ceases to be a non-employee director for any reason other than death or disability, then options granted under the Director Plan are exercisable for 90 days after the optionee ceases to serve as a non-employee director, but only as to those shares as to which the optionee was entitled to exercise the options at the time he or she ceases to serve as such a director. In addition, in the event that an optionee ceases to serve as a non-employee director due to the optionee’s death or disability, then options remain exercisable for 12 months after the date of such optionee’s death or termination of service as a result of disability, but only to the extent the optionee was entitled to exercise the options at the time of such optionee’s termination of service as such a director. Notwithstanding the foregoing, no options may be exercised after the expiration of their term.

If the amendments to the Director Plan are approved by the shareholders, then the period of time that a director has to exercise the vested installments of his/her options after such director ceases for any reason to serve as a non-employee director of the Company will be four years after the date on which each installment of such options vested. In other words, such options will be exercisable for their entire four-year term, but only to the extent such options are vested on the date a director ceases to serve as a non-employee director of the Company.

(e)	Nontransferability of Options: Options are nontransferable by the optionee, other than by will or the laws of descent and distribution or in a transfer between spouses incident to a divorce, and are exercisable only by the optionee during his or her lifetime or, in the event of death of the optionee, by the estate of the optionee or by a person who acquires the rights to exercise the options by bequest or inheritance.

Adjustments upon Changes in Capitalization or Control

     In the event any change, such as a stock split or stock dividend, is made in the Company’s capitalization which affects the Common Stock, an appropriate adjustment will be made to the number of shares subject to each outstanding option, the exercise price of each outstanding option, and the number of shares available for issuance under the Director Plan. The Director Plan further provides that in the event of the proposed dissolution or liquidation of the Company, the proposed sale of all or substantially all of the assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation or as a result of which the outstanding shares of Common Stock are exchanged for or converted into cash or property or securities not of the Company, the Board will accelerate the vesting and exercisability of options and declare that all such options will terminate not less than 30 days after notice thereof.

Amendment and Termination of the Director Plan

     The Board of Directors may terminate the Director Plan at any time or amend the Director Plan from time to time in such respects as the Board may deem advisable; provided, however, that no amendment authorized by the Board will be effective unless approved by the shareholders of the Company if the amendment would: (i) increase the number of shares reserved for options under the Director Plan; or (ii) modify the Director Plan in any other way if such modification requires shareholder approval under any applicable law, regulation or rule, including rules of The Nasdaq Stock Market. Any amendment or modification of the Director Plan will not affect options previously granted thereunder.

Tax Information

     The federal tax consequences of options granted under the Director Plan are complex and subject to change. Such consequences are comparable to the tax consequences arising from a grant or exercise of nonstatutory stock options under the Company’s 2003 Stock Option Plan. For a discussion of the tax consequences to the non-employee directors and the Company upon the grant and exercise of an option under the Director Plan, please see “PROPOSAL 2 – APPROVAL OF AMENDMENT TO 2003 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER – Tax Information – Nonstatutory Stock Options” above.

PROPOSAL 5 - RATIFICATION OF APPOINTMENT
OF INDEPENDENT ACCOUNTANTS

     The Audit Committee has appointed PricewaterhouseCoopers LLP, independent accountants, to audit the Company’s consolidated financial statements for the year ending December 31, 2004, and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

Fees Paid to PricewaterhouseCoopers LLP

     The following table sets forth the fees paid or accrued by the Company for professional services rendered by PricewaterhouseCoopers LLP for the years ended December 31, 2003 and December 31, 2002:

Fee Category	2003	2002
Audit Fees	$353,000	$245,000
Audit-Related Fees	567,000	566,000
Tax Fees	11,000	—
All Other fees	46,000	685,000

Total fees	$977,000	$1,496,000

     Audit Fees were for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of its consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.

     Audit-Related Fees were for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services consisted primarily of accounting consultations related to acquisitions, accounting assistance related to the Company’s convertible debt offering, services related to the audit of the Santera Systems Inc. 401k Plan and accounting assistance related to the divestiture of the Network Diagnostics Division.

     Tax Fees were for professional services for federal, state and international tax compliance, tax advice and tax planning. These services consisted primarily of consultation on international tax matters.

     All Other Fees were for services other than the services reported above. In 2003, these services consisted primarily of assistance in connection with the Company’s compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002. In 2002, these services consisted of professional services provided for information systems security and controls reviews and for project management support on a new information technology system.

Policy on Audit Committee Pre-Approval of Audit and
Permissible Non-Audit Services of Independent Auditors

     The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditor and management periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

OTHER MATTERS

     The Company currently knows of no matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Ronald W. Buckly
Corporate Secretary

Calabasas, California
April 1, 2004

Appendix A

TEKELEC
Audit Committee of the Board of Directors

Charter
(As adopted by the Board of Directors
of the Company on October 31, 2003)

     The Board of Directors of Tekelec (the “Company”) has adopted this Charter to govern the composition of its Audit Committee (the “Committee”) and the scope of the Committee’s authority, duties and responsibilities, and to set forth specific actions the Board of Directors expects the Committee to undertake to fulfill those duties and responsibilities.

I.	Statement of Purpose

     The Committee is appointed by the Board of Directors of Tekelec (the “Board”) to assist the Board in overseeing and monitoring (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company’s independent auditors, (iii) the performance of the Company’s internal audit function and independent auditors, (iv) the integrity of the Company’s systems of internal accounting and financial controls and (v) the Company’s compliance with legal and regulatory requirements. The policies and procedures of the Committee shall remain flexible in order to best react to changing conditions.

II.	Composition of the Audit Committee

The Committee shall be comprised of at least three members of the Board of Directors, with the number of members to be determined from time to time by the Board. The members shall be designated by the Board of Directors on the recommendation of the Nominating and Corporate Governance Committee of the Board.

Each member of the Committee shall, in the judgment of the Board of Directors, be free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment and shall meet all independence and experience requirements set forth in the Marketplace Rules of The Nasdaq Stock Market, Inc. (the “Nasdaq Rules”) and applicable law, including (i) being independent as defined under Rule 4200 of the Nasdaq Rules, (ii) meeting the criteria for independence set forth in Section 301 of the Sarbanes-Oxley Act of 2002 (the “Act”), (iii) not owning or controlling 20% or more of the Company’s voting securities or such lower measurement as may be established by the Securities and Exchange Commission (the “SEC”) in rulemaking under Section 301 of the Act, and (iv) being able to read and understand fundamental financial statements at the time of appointment to the Committee. In addition, at least one member of the Committee must be an “audit committee financial expert” as defined under the Act and the regulations promulgated thereunder.

No Committee member may accept any consulting, advisory, or other compensatory fee from the Company other than for service as a member of the Board of Directors and its committees.

Unless the Board has previously designated a person to serve as the Chairperson of the Committee, the members of the Committee may designate a Chairperson by majority vote.

III.	Meetings

The Committee shall meet at least four times annually or more frequently if circumstances dictate. One or more of these meetings shall include separate executive sessions with the Company’s Chief Financial Officer, the Company’s Corporate Controller and other members of the Company’s executive management and the independent auditors. In addition, the Committee shall meet with the independent auditors and management to review the Company’s quarterly financial results.

IV.	Resources

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including full access to the Company’s employees and officers and internal or external advisors and consultants. If in the course of fulfilling its duties the Committee wishes to consult with outside legal, accounting or other advisors, the Committee may retain these advisors without seeking the Board’s approval. The Company shall provide the Committee with appropriate funding, as determined by the Committee, for the payment of (i) compensation to the independent auditors for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services, (ii) compensation to any independent counsel and advisors employed by the Committee and (iii) reimbursement for the Committee’s administrative expenses.

V.	Duties and Responsibilities of the Audit Committee

The duties and responsibilities of the Committee shall include the following:

1.	Be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of the Company’s independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The independent auditors shall report directly to the Committee.

2.	Based on policies and procedures developed by the Committee, approve in advance all auditing services (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than those prohibited under Section 201 of the Act and the rules promulgated thereunder) to be provided by the independent auditors to the Company with such de minimus exceptions as are permitted under the Act and other applicable law. The Committee may delegate to one or more designated members of the Committee who are independent members of the Board the authority to grant such pre-approvals, provided that the decision of any member to whom authority is so delegated shall be presented to the full Committee at its next scheduled meeting. Without limiting the generality of the foregoing, the Committee shall review all tax services with respect to, among other things, their impact on the independence of the independent auditors.

3.	Confirm that the Company’s independent auditors do not employ and allow to participate in the Company’s audit in any capacity the Company’s Chief Executive Officer, Controller, Chief Financial Officer or any person serving in an equivalent position for the Company for the one year period preceding the date of the initiation of the audit.

4.	Set clear policies for the Company’s hiring of employees or former employees of the independent auditors.

5.	Annually evaluate the independence of the Company’s independent auditors, including whether the independent auditors’ quality controls are adequate and whether the provision of non-audit services by such auditors is compatible with maintaining the auditors’ independence and present the Committee’s conclusions to the full Board on at least an annual basis. As part of such evaluation, the Committee shall:

a.	Receive the written disclosures and letter from the Company’s independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented, and discuss with the auditors any issues required to be discussed regarding their objectivity and independence;

b.	review and evaluate the lead partner of the independent auditors;

c.	assure regular rotation of the lead and concurring audit partners and that they have not performed audit services for the Company during such periods as are proscribed by Section 203 of the Act and the rules promulgated thereunder; and

d.	confirm that the independent auditors are registered with the Public Company Accounting Oversight Board.

6.	Annually evaluate the qualifications and performance of the Company’s current independent auditors and, based on such evaluation and the evaluation of the auditors’ independence, determine whether the current auditors should be reappointed or replaced and the selection of any replacement.

7.	Meet with the independent auditors and financial management of the Company in advance of the annual audit to review the proposed scope of the annual audit, the proposed scope of the quarterly reviews and the procedures to be followed in conducting the audit and the reviews.

8.	Review and discuss with the Company’s independent auditors reports of (i) all critical accounting policies and practices to be used, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Company’s independent auditors and (iii) other material written communications between the Company’s independent auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

9.	Review and discuss with the independent auditors any audit problems or difficulties the accountants may have encountered during the annual audit, including any restrictions placed on the scope of the audit, difficulties obtaining required information, significant areas of disagreement with management, areas where the planned scope of the audit was changed because of concerns or difficulties, significant audit adjustments and any other matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, as amended by SAS 90 and as further modified or supplemented.

10.	Review and discuss, prior to filing, with the Company’s financial management and independent auditors, the financial statements contained in the Company’s Annual Report on Form 10-K and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Discuss any significant financial judgments made in connection with the preparation of such financial statements. Receive assurances from the Company’s financial management that the financial statements proposed to be included in the Company’s Annual Report contain no material misstatements and receive assurances from the independent auditors that, in the course of their audit, they learned of no material misstatements. If deemed appropriate, after consideration of the reviews and assurances, recommend to the Board that the financial statements be included in the Annual Report on Form 10-K.

11.	Review and discuss, prior to filing, with the Company’s financial management and independent auditors, the financial statements contained in the Company’s Quarterly Reports on Form 10-Q and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Receive assurances from the Company’s financial management that the financial statements included in the Company’s reports do not contain any material misstatements and receive assurances that the auditors learned of no material misstatements in the course of their review of such financial statements.

12.	Review with the Chief Executive Officer and the Chief Financial Officer the Company’s disclosure controls and procedures and, at least quarterly, management’s conclusions about the efficacy of such disclosure controls and procedures, including any deficiencies in or material non-compliance with such controls and procedures.

13.	Discuss at least annually with the Company’s independent auditors the adequacy and effectiveness of the Company’s internal controls. Review the management letters issued by the independent auditors and management’s response thereto. Periodically assess any action management has taken or progress it has made in addressing issues raised by the independent auditors.

14.	Review and discuss with management, prior to release, the Company’s earnings press releases (including the use of non-GAAP financial measures therein) as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s responsibility to discuss earnings releases as well as financial information and earnings guidance may be done generally - i.e., discussions of the types of information to be disclosed and the type of presentation to be made.

15.	Periodically discuss with management and the independent auditors the effect of regulatory and accounting developments and off-balance sheet structures on the Company’s financial statements.

16.	Review the responsibilities, budget and staffing of the Company’s financial management and the quality of the Company’s financial and accounting personnel.

17.	Discuss at least annually with the Company’s financial management the effectiveness of the Company’s internal accounting controls.

18.	Periodically review and update the Company’s Business Ethics Policy and ensure that management has established a system to enforce such Policy.

19.	Oversee compliance with the Company’s Code of Ethics for Chief Executive and Senior Financial Officers and report on such compliance to the Board.

20.	Conduct an appropriate review of and approve all related party transactions involving a principal shareholder, a member of the Board or senior management.

21.	Review potential conflict of interest situations, where appropriate, involving a principal shareholder, a member of the Board of Directors or senior management (unless approved by another independent body of the Board comparable to the Committee).

22.	Discuss at least annually with the Company’s General Counsel the effectiveness of the Company’s legal compliance programs, any legal matters that may have a material impact on the Company’s financial statements and any material reports or inquiries received from regulators or government agencies.

23.	Authorize and oversee investigations deemed appropriate into any matters within the Committee’s scope of responsibility.

24.	Produce the disclosure required by the proxy rules of the SEC to be included in the Company’s annual proxy statement. The Committee charter and/or any significant changes thereto will be disclosed at least once every three years in the Company’s proxy statement.

25.	Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. In addition, ensure that all employee concerns regarding questionable accounting or auditing matters are treated confidentially and anonymously as required by Section 301 of the Act.

26.	Perform any other duties or responsibilities expressly delegated to the Committee by the Board.

27.	Report actions of the Committee regularly to the Board with such recommendations as the Committee deems appropriate.

28.	Review this Charter and make recommendations to the Board concerning any changes deemed appropriate.

29.	Review and evaluate the Committee’s own performance.

VI.	Committee Evaluation

The Board shall conduct an annual evaluation of the Committee.

VII.	Limitation of the Committee’s Role

The duties of the Committee are ones of oversight and supervision. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. The fundamental responsibility for the Company’s financial statements and disclosure rests with management. The responsibility for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements is that of the independent auditors. The Board recognizes that the Committee will rely on the advice and information it receives from the Company’s management and independent auditors. The Board does, however, expect the Committee to exercise independent judgment in assessing the quality of the Company’s financial reporting process and its internal controls. The Board also expects that the Committee will maintain free and open communications with the other directors, the Company’s independent auditors and the financial management of the Company.

* * *

Appendix B

TEKELEC
Compensation Committee
of the Board of Directors

Charter
(As adopted by the Board of Directors
of the Company on October 31, 2003)

Name

There shall be a committee of the Board of Directors (the “Board”) of Tekelec (the “Company”) known as the Compensation Committee (the “Committee”).

Purpose

The Committee is appointed by the Board to oversee and advise the Board concerning the Company’s compensation and employee benefit plans and practices, including its executive compensation plans and its incentive compensation and equity-based plans, and to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with all applicable rules and regulations.

Committee Membership

The Committee shall consist of that number (not less than three) of directors as the Board may determine from time to time. The members of the Committee shall be appointed by the Board on the recommendation of the Company’s Nominating and Corporate Governance Committee (the “Nominating Committee”). All members of the Committee shall qualify as independent directors under the listing standards of The Nasdaq Stock Market. Members of the Committee shall also qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall satisfy any other applicable standards of independence under the federal securities and tax laws. Board members who are not members of the Committee and members of management may, at the invitation of the Committee, attend Committee meetings for such purposes as the Committee deems appropriate.

The Board shall, on the recommendation of the Nominating Committee, appoint one of the members of the Committee as the Chairperson of the Committee. The Chairperson shall have responsibility for overseeing that the Committee fulfills its mandate, duties and responsibilities effectively. Each member of the Committee shall continue to be a member until his/her successor is duly appointed, or until such earlier time as the member resigns, is removed, or ceases to be a director for any reason. The Board may, on the recommendation of the Nominating Committee, fill a vacancy at any time.

Committee Meetings

The Chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Committee shall meet at least four times annually or more frequently as circumstances require. The Chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. A majority of the number of Committee members shall constitute a quorum for the transaction of business at any meeting of the Committee. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

The Committee and its members shall have complete access to management. Should any member of the Committee believe that participation of management or outside advisors in any discussion of a particular subject would be advisable, such member is encouraged to request such participation.

Committee Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

1.	To annually review, evaluate and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and recommend to the Board the CEO’s compensation levels based on this evaluation. In determining any long-term incentive component of CEO compensation, the Committee should consider factors that the Committee deems appropriate, including the Company’s performance and relative shareholder return, the value of similar incentive awards provided to CEOs at comparable companies, and the awards given to the CEO in past years.

2.	To annually review, evaluate and approve, for the executive officers of the Company, (a) the annual base salary level, (b) the annual and/or quarterly incentive opportunity level, if any, (c) the long-term incentive opportunity level, if any, (d) employment agreements, severance arrangements, and change of control agreements/provisions, in each case as, when and if appropriate, and (e) any special or supplemental perquisites and benefits.

3.	To periodically review trends in management and Board compensation and the competitiveness of the Company’s executive and director compensation programs (a) to ensure the attraction and retention of director and corporate officers; (b) to ensure the motivation of the executive officers to achieve the Company’s bonus objectives; and (c) to align the interest of the Company’s management with the short- and long-term interests of the Company and its shareholders.

4.	To review and approve the terms and conditions of the compensation and benefits packages for the Company’s new executive officers.

5.	To annually review and evaluate and make recommendations to the Board with respect to the compensation plans, programs and policies applicable to the Company’s executive officers and/or employees, including incentive-compensation plans, equity-based plans and severance plans, and the Committee shall evaluate and recommend to the Board all new incentive plans and major benefit programs.

6.	To evaluate annually and to recommend to the Board the appropriate level of compensation for Board and committee service by non-employee members of the Board.

7.	To administer and exercise all authority granted to, and perform all duties and responsibilities as may be assigned to, the administering committee under the terms of the Company’s stock option plans and employee stock purchase plans, and shall be granted similar authority and perform similar duties and responsibilities under any additional stock option, stock purchase or similar incentive plans that may be established and approved by the Board.

8.	To oversee the evaluation of the Company’s executive officers.

9.	To make regular reports to the Board as the Committee deems appropriate from time to time.

10.	To review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

11.	The Committee shall annually review its own performance.

The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time and related to the purpose of the Committee.

Resources

To the extent it deems necessary or appropriate, the Committee shall have the sole authority to retain (or terminate) any compensation consultant or expert and to obtain advice or assistance from outside legal, accounting and other advisors to assist the Committee in discharging its functions hereunder. The Committee shall be provided with the necessary funding to compensate any such consultants and advisors retained by the Committee. The Committee shall have sole authority to approve any such consultant’s or advisor’s fees and other retention terms.

Delegation of Authority

The Committee may delegate, as it deems appropriate, its responsibilities and duties to subcommittees or individual members of the Committee. Each such delegation shall be reflected in the Committee’s minutes.

Committee Evaluation

The Board shall conduct an annual evaluation of the Committee.

Limitation on the Role of the Compensation Committee

Nothing in this Charter is intended, or may be construed, to impose on any member of the Committee a standard of care or diligence that in any way exceeds the standard to which all members of the Board of Directors are subject under applicable law.

Each member of the Committee shall be entitled, to the fullest extent permitted by law, to rely on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and on the accuracy of the information provided to the Company by such persons or organizations.

* * *

Appendix C

TEKELEC
Nominating and Corporate Governance Committee
of the Board of Directors

Charter
(As adopted by the Board of Directors
of the Company on October 31, 2003)

Name

There shall be a committee of the Board of Directors (the “Board”) of Tekelec (the “Company”) known as the Nominating and Corporate Governance Committee (the “Committee”).

Purpose

The Committee shall recommend to the Board individuals qualified to serve as directors of the Company and as members of committees of the Board; advise the Board with respect to Board composition, procedures, committees and related matters; develop and recommend to the Board a set of, and advise the Board with respect to, Corporate Governance Guidelines applicable to the Company; and oversee the review and evaluation of the Board’s performance. Such activities shall be conducted in a manner consistent with the Company’s Bylaws and Corporate Governance Guidelines.

Committee Membership

The Committee shall consist of that number (not less than three) of directors as the Board may determine from time to time. The members of the Committee shall be appointed by the Board. All members of the Committee shall qualify as independent directors under the listing standards of The Nasdaq Stock Market. Board members who are not members of the Committee and members of management may, at the invitation of the Committee, attend Committee meetings as observers.

The Board shall designate one of the members of the Committee as the Chairperson of the Committee. The Chairperson shall have responsibility for overseeing that the Committee fulfills its mandate, duties and responsibilities effectively. Each member of the Committee shall continue to be a member until his/her successor is duly appointed, or until such earlier time as the member resigns, is removed, or ceases to be a director for any reason. The Board may fill a vacancy at any time.

Committee Meetings

The Chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The Committee shall meet at least once annually. The Chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. A majority of the number of Committee members shall constitute a quorum for the transaction of business at any meeting of the Committee. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

The Committee and its members shall have complete access to management. Should any member of the Committee believe that participation of management or outside advisors in any discussion of a particular subject would be advisable, they are encouraged to request such participation.

Committee Goals and Responsibilities

The Committee shall have the following goals and responsibilities:

1.	The Committee shall review periodically, at least annually, and shall recommend, as appropriate, changes in, the size, structure and membership of the Board and its committees to assure that the proper skills and experience are represented on the Board and its committees.

2.	The Committee shall identify individuals qualified to become Board members for recommendation to the Board.

3.	The Committee shall formally recommend to the Board the slate of directors to be elected at each annual meeting of the Company’s shareholders. In evaluating a candidate for director, the Committee shall consider factors that are in the best interests of the Company and its shareholders, including the knowledge, experience, integrity and judgment of possible candidates for nomination as directors; the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which the Board desires to have represented; each candidate’s ability to devote sufficient time and effort to his/her duties as directors; and any other factor or other criteria established by the Board.

4.	The Committee shall recommend to the Board qualified individuals to fill vacancies on the Board as necessary from time to time.

5.	The Committee shall review the suitability for continued services as a director of each Board member when his/her term expires or when he/she has had a significant change in status.

6.	The Committee shall consider nominees recommended by shareholders for election to the Board, provided the names of such nominees, accompanied by relevant biographical information, are submitted in accordance with the Company’s Bylaws, as the same may be amended from time to time.

7.	The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from legal, accounting or other advisors. In each case, the Committee shall consult with and notify the Board before engaging a search firm or any other advisor. The Chairperson of the Committee shall notify the Chief Executive Officer and the Board of any firm or advisor the Committee intends to hire and for what purpose.

8.	The Committee shall make recommendations with respect to Board committee duties and, after consultation with the Board and consideration of the background of individual Board members, recommend annually to the Board and in the event of a vacancy in any committee, the assignment of members to committees and the designation of committee chairpersons. The Committee shall consider periodic rotation of committee members, particularly committee chairs; provided, however, that the Committee is not required to recommend rotation of committee chairpersons or members on a specified timetable.

9.	The Committee shall be available to the Chairman of the Board and other directors for consultation concerning candidates as directors and perform such other functions which from time to time may be assigned by the Board.

10.	The Committee shall develop and recommend to the Board a set of Corporate Governance Guidelines for the Company, which shall be consistent with any applicable laws, regulations and listing standards. At a minimum, the Corporate Governance Guidelines developed and recommended by the Committee shall address the following:

(i)	Director qualification standards that, at a minimum, reflect the independence requirements of Nasdaq;

(ii)	Director selection criteria, including director background, skills, expertise, experience and specific areas of competence which would enhance the Board’s ability to manage and direct the affairs of the Company;

(iii)	Director responsibilities;

(iv)	Director access to management and, as necessary and appropriate, independent advisors; and

(v)	Director continuing education.

11.	The Committee shall periodically (at least annually) review and reassess the Company’s Corporate Governance Guidelines adopted by the Board and recommend any proposed changes to the Board for its consideration and approval.

12.	The Committee shall, with advice from the Company’s General Counsel and/or outside legal counsel, periodically review and recommend changes to the Company’s Articles of Incorporation and Bylaws as they relate to corporate governance matters.

13.	The Committee shall solicit comments from all directors and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year.

14.	The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for its consideration and approval.

15.	The Committee shall make regular reports to the Board, as the Committee deems appropriate, but not less than once annually.

16.	The Committee shall annually review its own performance.

The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purpose of the Committee.

Resources

The Committee shall have the authority to retain (or terminate) outside legal, accounting and other advisors to assist the Committee in discharging its functions hereunder. The Committee shall be provided with the necessary funding to compensate any such advisors retained by the Committee.

Delegation of Authority

The Committee may delegate, as it deems appropriate, its responsibilities and duties to subcommittees or individual members of the Committee. Each such delegation shall be reflected in the Committee’s minutes.

Committee Evaluation

The Board shall conduct an annual evaluation of the Committee.

Limitation on the Role of the Committee

Nothing in this Charter is intended, or may be construed, to impose on any member of the Committee a standard of care or diligence that is in any way exceeds the standard to which all members of the Board of Directors are subject under applicable law.

Each member of the Committee shall be entitled, to the fullest extent permitted by law, to rely on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the information provided to the Company by such persons or organizations.

* * *

TEKELEC

AMENDED AND RESTATED

2003 STOCK OPTION PLAN

1.	Establishment and Purposes of the Plan.

     Tekelec hereby establishes this Amended and Restated 2003 Stock Option Plan to promote the interests of the Company and its shareholders by (i) helping to attract and retain the services of selected key employees of the Company who are in a position to make material contributions to the successful operation of the Company’s business, (ii) motivating such persons, by means of performance-related incentives, to achieve the Company’s business goals and (iii) enabling such persons to participate in the long-term growth and financial success of the Company by providing them with an opportunity to purchase stock of the Company.

2.	Definitions.

     The following definitions shall apply throughout the Plan:

     a. “Affiliate” shall mean any entity that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, the Company.

     b. “Award” shall mean any Option, Restricted Stock Award or Restrict Stock Unit granted pursuant to the provisions of the Plan.

     c. “Award Agreement” shall mean any written agreement, contract or other instrument or document, including without limitation an Option Agreement, evidencing and reflecting the terms of any Award granted by the Committee hereunder in such form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve.

     d. “Board” shall mean the Board of Directors of the Company.

     e. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. References in the Plan to any section of the Code shall be deemed to include any amendment or successor provisions to such section and any regulations issued under such section.

     f. “Common Stock” shall mean the common stock, without par value, of the Company.

     g. “Company” shall mean Tekelec, a California corporation, any “subsidiary” corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code, and any Affiliate, whether now or hereafter existing.

     h. “Committee” shall mean the committee of the Board appointed in accordance with Section 4(a) of the Plan or, if no such committee shall be appointed or in office, the Board.

     i. “Continuous Status as an Employee” shall mean the absence of any interruption or termination of employment by the Company. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Committee or in the case of transfers between locations of the Company.

     j. “Dividend Equivalent” shall mean any right granted under Section 9(b) of this Plan.

     k. “Employee” shall mean any employee of the Company, including officers and directors who are also employees and, for purposes of eligibility for Awards other than Incentive Stock Options, shall mean any consultant to the Company, whether or not employed by the Company.

     l. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

     m. “Fair Market Value” shall mean, with respect to Shares, the fair market value per Share on the date an award is granted (or in connection with the Company’s right to repurchase the Shares, the date of termination) as determined by the Board in its sole discretion, exercised in good faith; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the average of the closing bid and asked prices of the Common Stock on the date of grant (or, if there are no such prices for such date, on the first preceding day on which there were such reported prices) as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations System) or, in the event the Common Stock is listed on a stock exchange or quoted on the Nasdaq National Market System (“Nasdaq”), the fair market value per Share shall be the closing price on the exchange or on the Nasdaq National Market System on the date of grant of the Award (or, if there are no sales on such date, on the first preceding day on which there were reported sales), as reported in The Wall Street Journal.

     n. “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     o. “Nonstatutory Stock Option” shall mean an Option which is not an Incentive Stock Option.

     p. “Option” shall mean a stock option to purchase Common Stock granted to a Participant pursuant to the Plan.

     q. “Option Agreement” means a written agreement substantially in the form attached hereto as Exhibit A, or such other form or forms as the Committee (subject to the terms and conditions of the Plan) may from time to time approve, evidencing and reflecting the terms of an Option.

     r. “Optioned Stock” shall mean the Common Stock subject to an Option granted pursuant to the Plan.

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     s. “Original Plan” shall mean the Tekelec 2003 Stock Option Plan, as amended prior to the amendment and restatement provided for herein.

     t. “Participant” shall mean any Employee who is granted an Award.

     u. “Permitted Transferee” shall have the meaning set forth in Section 10.

     v. “Plan” shall mean this Tekelec Amended and Restated 2003 Stock Option Plan.

     w. “Restricted Stock Award” shall mean any Shares granted under Section 8 of this Plan and issued with the restriction that the holder may not sell, transfer, pledge or assign such Shares and with such other vesting and other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

     x. “Restricted Stock Unit” shall mean any unit granted under Section 9 of this Plan evidencing the right to receive one Share at some future date.

     y. “Securities Act” shall mean the Securities Act of 1933, as amended.

     z. “Shares” shall mean shares of the Common Stock, any shares into which such Shares may be converted in accordance with Section 11 of the Plan and such other securities or property as may become subject to Awards pursuant to this Plan.

3.	Shares Reserved.

     The maximum aggregate number of Shares reserved for issuance pursuant to the Plan shall be 8,000,000 Shares or the number of shares of stock to which such Shares shall be adjusted as provided in Section 11 of the Plan. Such number of Shares may be set aside out of authorized but unissued Shares not reserved for any other purpose, or out of issued Shares acquired for and held in the treasury of the Company from time to time.

     Shares subject to, but not sold or issued under, any Award terminating, expiring, forfeited or canceled for any reason prior to issuance of such Shares shall again become available for Awards thereafter granted under the Plan and the same shall not be deemed an increase in the number of Shares reserved for issuance under the Plan.

4.	Administration of the Plan.

     a. The Plan shall be administered by a Committee designated by the Board to administer the Plan and consisting of not less than two directors and subject to such terms and conditions as the Board may prescribe. Members of the Committee who are eligible for Awards or have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of any Awards pursuant to the Plan, except that no such member shall act upon the granting of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Committee during which action is taken with respect to

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the granting of Awards to him or her. Each director designated by the Board to administer the Plan shall be a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act and an “outside director” as defined in the Treasury regulations issued pursuant to Section 162(m) of the Code. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused or remove all members of the Committee and thereafter directly administer the Plan.

     b. Subject to the provisions of the Plan, the Committee shall have the authority in its sole discretion to: (i) determine the type or types of Awards (i.e., Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock Awards or Restricted Stock Units) to be granted to each Participant in the Plan, (ii) determine the Fair Market Value per Share in accordance with the terns of the Plan, (iii) determine the exercise price of Options to be granted to Employees in accordance with the terms of the Plan, (iv) determine the Employees to whom, and the time or times at which, Awards shall be granted and the number of Shares subject to each Award, (v) prescribe, amend and rescind rules and regulations relating to the Plan, subject to the limitations set forth in Section 13 of the Plan, (vi) determine the terms and provisions of each Award granted to Participants under the Plan and each Award Agreement (which need not be identical with the terms of other Awards and Award Agreements) and, with the consent of the Participant, to modify or amend an outstanding Award Agreement; provided, however, that the Committee shall not have the authority to amend or adjust the exercise price of any Options previously granted to a Participant under the Plan, whether through amendment, cancellation, replacement grant or otherwise, without the approval of the shareholders of the Company obtained in the manner provided in Section 12 of the Plan, (vii) accelerate the exercise date of any Option or the vesting of any Restricted Stock Award or Restricted Stock Unit, (viii) determine whether any Participant will be required to execute a stock purchase agreement or other agreement as a condition to the issuance of Shares pursuant to an Award, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Participant, to amend any such agreement, (ix) interpret the Plan or any agreement entered into with respect to the grant of Awards and the issuance of Shares upon exercise of Options or the vesting of Restricted Stock Units, (x) determine the eligibility of an Employee for benefits hereunder and the amount thereof, (xi) authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted or to take such other actions as may be necessary or appropriate with respect to the Company’s rights pursuant to Awards or agreements relating to the grant or exercise thereof and (xii) make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

     c. All decisions, determinations and interpretations of the Committee shall be final and binding on all Participants and any other holders of any Awards granted under the Plan.

     d. The Committee shall keep minutes of its meetings and of the actions taken by it without a meeting. A majority of the Committee shall constitute a quorum and the actions of a majority at a meeting, including a telephone meeting, at which a quorum is present or acts approved

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in writing by a majority of the members of the Committee without a meeting shall constitute acts of the Committee.

     e. The Company shall pay all original issue and transfer taxes with respect to the grant of Awards and/or the issue and transfer of Shares pursuant to the exercise of Options or the vesting of Restricted Stock Awards or Restricted Stock Units and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, that the person exercising an Option or to whom an Award is granted or to whom Shares are otherwise issued pursuant to the Plan shall be responsible for all payroll, withholding, income and other taxes incurred by such person on the date of exercise of the Option or of issuance or vesting of Shares, as applicable.

5.	Eligibility.

     Awards may be granted under the Plan only to Employees; provided, however, that consultants shall not be eligible to receive Incentive Stock Options. An Employee who has been granted Awards may, if he or she is otherwise eligible, be granted additional Awards.

6.	Terms and Conditions of Options.

     Options granted pursuant to the Plan by the Committee shall be either Incentive Stock Options or Nonstatutory Stock Options and shall be evidenced by an Option Agreement providing, in addition to such other terms as the Board may deem advisable, the following terms and conditions:

     a. Time of Granting Options. The date of grant of an Option shall for all purposes be the date on which the Committee makes the determination granting such Option; provided, however, that if the Committee determines that such grant shall be made as of some future date, the date of grant shall be such future date. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

     b. Number of Shares. Each Option Agreement shall state the number of Shares to which it pertains and whether such Option is intended to constitute an Incentive Stock Option or a Nonstatutory Stock Option. The maximum number of Shares which may be awarded as Options under the Plan during any calendar year to any Optionee is 1,000,000 (as may be adjusted pursuant to Section 11 herein) Shares. If an Option held by an Employee or consultant of the Company is canceled, the canceled Option shall continue to be counted against the maximum number of Shares for which Options may be granted to such Employee or consultant and any replacement Option granted to such Employee or consultant shall also count against such limit.

     c. Exercise Price. The exercise price per Share for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Board; provided, however, that such price shall in no event be less than 100% of the Fair Market Value per Share on the date of grant of an Option.

          In the case of any Option granted to an Employee who at the time of grant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code or

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otherwise) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporations of the Company, the exercise price per Share shall be no less than 110% of the Fair Market Value per Share on the date of grant.

     d. Medium and Time of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash or check payable to the Company or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Committee, including without limitation (i) by delivery of a promissory note, (ii) by tendering previously acquired Shares (valued at Fair Market Value as of the date of tender) that have been owned for a period of at least six months (or such other period as is necessary to avoid accounting charges against the Company’s earnings), (iii) if Shares are traded on a national securities exchange or Nasdaq, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the exercise price, or (iv) any combination of (i), (ii) and (iii). In connection with all exercises of Options and regardless of the medium of payment, the Optionee shall pay in cash any amount necessary to satisfy the Company’s withholding obligations.

     e. Term of Options. The term of each Option may be up to ten years from the date of grant thereof; provided, however, that the term of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     The term of any Option may be less than the maximum term provided for herein as specified by the Committee upon grant of the Option and as set forth in the Option Agreement.

     f. Maximum Amount of Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all incentive stock option plans of the Company exceeds $100,000, the Options in excess of such limit shall be treated as Nonstatutory Stock Options.

7.	Exercise of Option.

     a. In General. Any Option granted hereunder to an Employee shall be exercisable at such times and under such conditions as may be determined by the Committee and as shall be permissible under the terms of the Plan, including any performance criteria with respect to the Company and/or the Optionee as may be determined by the Committee.

          An Option may be exercised in accordance with the provisions of the Plan as to all or any portion of the Shares then exercisable thereunder from time to time during the term of the Option. However, an Option may not be exercised for a fraction of a Share.

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     b. Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal business office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, together with (i) any other agreements required by the terms of the Plan and/or Option Agreement or as required by the Committee and (ii) payment by the Optionee of all payroll, withholding or income taxes incurred in connection with such Option exercise (or arrangements for the collection or payment of such tax satisfactory to the Board are made).

     c. Decrease in Available Shares. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised, except if the Option is exercised by tendering Shares, either actually or by attestation.

     d. Exercise of Shareholder Rights. Until the Option is properly exercised in accordance with the terms of this Section 7, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised.

     e. Termination of Eligibility. If an Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Status as an Employee, he or she may, but only within 90 days following the date he or she ceases his or her Continuous Status as an Employee (subject to any earlier termination of the Option as provided by its terms), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of such termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of a Nonstatutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Nonstatutory Stock Option following the date he or she ceases his or her Continuous Status as an Employee; provided, however, that the maximum period of time during which a Nonstatutory Stock Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Status as an Employee shall not exceed the original term of such Option as set forth in the Option Agreement and that notwithstanding any extension of time during which a Nonstatutory Stock Option may be exercised, such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Optionee was entitled to exercise the Option on the date he or she ceased his or her Continuous Status as an Employee.

     f. Death or Disability of Optionee. If an Optionee’s Continuous Status as an Employee ceases due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Optionee, the Option may be exercised within 180 days (or such other period of time not exceeding one year as is determined by the Committee at the time of granting the Option) following the date of death or termination of employment due to permanent or total disability (subject to any earlier termination of the Option as provided by its terms), by the

7

Optionee in the case of permanent or total disability, or in the case of death by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but in any case (unless otherwise determined by the Committee at the time of granting the Option) only to the extent the Optionee was entitled to exercise the Option at the date of his or her termination of employment by death or permanent and total disability. To the extent that he or she was not entitled to exercise such Option at the date of his or her termination of employment by death or permanent and total disability, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate. Notwithstanding anything to the contrary herein, the Committee may at any time and from time to time prior to the termination of a Nonstatutory Stock Option, with the consent of the Optionee, extend the period of time during which the Optionee may exercise his or her Nonstatutory Stock Option following the date he or she ceases his or her Continuous Status as an Employee; provided, however, that the maximum period of time during which a Nonstatutory Stock Option shall be exercisable following the date on which an Optionee terminates his or her Continuous Status as an Employee shall not exceed the original term of such Option as set forth in the Option Agreement and that notwithstanding any extension of time during which a Nonstatutory Stock Option may be exercised, such Option, unless otherwise amended by the Committee, shall only be exercisable to the extent the Optionee was entitled to exercise the Option on the date he or she ceased his or her Continuous Status as an Employee.

     g. Expiration of Option. Notwithstanding any provision in the Plan, including but not limited to the provisions set forth in Sections 7(e) and 7(f), an Option may not be exercised, under any circumstances, after the expiration of its term.

     h. Conditions on Exercise and Issuance. As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall (i) deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised or (ii) otherwise arrange for such Shares to be issued to the Optionee. The time of issuance and, if applicable, delivery of the certificate or certificates representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any law or regulation applicable to the issuance or delivery of such Shares.

          Options granted under the Plan are conditioned upon the Company obtaining any required permit or order from the appropriate governmental agencies authorizing the Company to issue such Options and Shares issuable upon exercise thereof. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, applicable state law, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Shares may then be listed. Any such issuance may be further subject to the approval of counsel for the Company with respect to such compliance.

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8.	Terms and Conditions of Restricted Stock Awards.

     a. Grant. Restricted Stock Awards may be granted hereunder by the Committee to Employees either alone or in addition to other Awards granted under the Plan. A Restricted Stock Award shall be subject to such terms and conditions as may be determined by the Committee and may be subject to vesting conditioned upon the satisfaction of such requirements, conditions (such as a condition that the Participant’s right to the Shares shall vest in installments over a period of time during which services are to be provided to the Company by the Employee), restrictions or performance criteria as shall be established by the Committee and set forth in the Award Agreement. During any period during which Shares acquired pursuant to a Restricted Stock Award are subject to vesting conditions, such Shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of by the Participant. The provisions of Restricted Stock Awards need not be the same with respect to each Participant receiving such awards. The Committee has absolute discretion to determine whether any consideration is to be received by the Company as a condition precedent to the issuance of Restricted Stock Awards. The terms of any Restricted Stock Award granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee which are not inconsistent with the Plan.

     b. Rights of Holders of Restricted Stock. Beginning on the date of grant of a Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Restricted Stock Award and shall have all of the rights of a shareholder, including the right to vote the Shares subject to the Restricted Stock Award and the right to receive distributions made with respect to such Shares; provided, however, that any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any such Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as the Shares subject to the Restricted Stock Award.

     c. Delivery of Shares. Shares issued upon the grant of Restricted Stock Awards shall, unless otherwise determined by the Committee, be maintained in the custody of or on behalf of the Company until all applicable vesting conditions have been satisfied. Shares subject to Restricted Stock Awards that are no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived.

     d. Termination of Continuous Status as an Employee. Unless otherwise determined by the Committee or unless otherwise provided in the Award Agreement evidencing the Award, in the event of the termination of a Participant’s Continuous Status as an Employee, Shares which are subject to a Participant’s Restricted Stock Award which are not vested as of the date of such termination shall be automatically forfeited by the Participant and cancelled by the Company for no value.

     e. Waiver of Forfeiture. The Committee may, when it finds that a waiver would be in the best interests of the Company and subject to such terms and conditions as the Committee shall deem appropriate, waive in whole or in part any remaining vesting restrictions with respect to any Restricted Stock Award or any other conditions set forth in any Award Agreement.

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9.	Terms and Conditions of Restricted Stock Units.

     a. Grant. Restricted Stock Units may be issued hereunder to Employees either alone or in addition to other Awards granted under the Plan. A Restricted Stock Unit is a bookkeeping entry that represents the right to receive one Share to be issued and delivered at the end of the applicable vesting period, subject to a risk of cancellation and to the other terms and conditions set forth in the Plan and in any Award Agreement evidencing the Restricted Stock Unit and subject to any additional terms and conditions established by the Committee. The Company shall establish and maintain accounts for Participants in which the Company shall record Restricted Stock Units and the transactions and events affecting such units. Restricted Stock Units and other items reflected in the account will represent only bookkeeping entries by the Company to evidence the Company’s unfunded obligations. The provisions of Restricted Stock Units need not be the same with respect to each Participant receiving such Awards. The Committee has absolute discretion to determine whether any consideration is to be received by the Company as a condition precedent to the grant of a Restricted Stock Unit. The terms of any Restricted Stock Unit granted under this Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee which are not inconsistent with the Plan.

     b. Rights of Holders of Restricted Stock Units; Dividend Equivalents. Unless the Committee otherwise provides in an Award Agreement for Restricted Stock Units, any Participant holding Restricted Stock Units shall have no rights as a shareholder of the Company with respect to such Restricted Stock Units. The Committee shall be authorized to establish procedures pursuant to which the Company’s payment of any Restricted Stock Unit may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of a Restricted Stock Unit may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis and with respect to the number of Shares covered by the Award, payments (“Dividend Equivalents”) in amounts equivalent to cash, stock or other property paid by the Company as dividends on the Company’s Common Stock prior to the vesting of the Restricted Stock Units.

     c. Delivery of Shares in Settlement of Restricted Stock Units. Restricted Stock Units (if not previously cancelled) will be automatically settled on or about the vesting date or dates set forth in the Award Agreement evidencing the Award. The Company may make delivery of Shares in settlement of Restricted Stock Units by either delivering one or more stock certificates representing such Shares to the Participant, registered in the name of the Participant, or by depositing such Shares into an account maintained for the Participant and established in connection with any Company plan or arrangement providing for investment in Common Stock of the Company.

     d. Termination of Continuous Status as an Employee. Unless otherwise determined by the Committee or unless otherwise provided in the Award Agreement evidencing the Award, in the event of the termination of a Participant’s Continuous Status as an Employee, the Participant’s Restricted Stock Units which are not vested as of the date of such termination shall not vest and shall automatically be cancelled for no value and without issuance of any Shares.

     e. Waiver of Forfeiture. The Committee may, when it finds that a waiver would be in the best interests of the Company and subject to such terms and conditions as the Committee shall

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deem appropriate, waive in whole or in part any remaining vesting restrictions with respect to any Restricted Stock Units or any other conditions set forth in any Award Agreement.

10.	Nontransferability of Awards.

     No Awards granted under the Plan, and no Shares subject to any such Awards, that have not been issued or as to which any applicable vesting restriction, performance or deferral period has not lapsed, may be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfers between spouses incident to a divorce. Options may be exercised during the life of the Optionee only by the Optionee or the Optionee’s guardian or legal representative. Notwithstanding the foregoing, a Participant may assign or transfer an Award with the consent of the Committee (each transferee thereof, a “Permitted Transferee”), which consent may be granted or withheld in the Committee’s sole discretion, provided that such Permitted Transferee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and, provided further, that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Transferee and the Company’s transfer agent in effectuating any transfer permitted under this Section 10.

11.	Adjustment Upon Change in Corporate Structure.

     a. Subject to any required action by the shareholders of the Company, the number and type of Shares covered by each outstanding Award, and the number and type of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, expiration or forfeiture of an Award, as well as the exercise or purchase price per Share, as applicable, covered by outstanding Awards, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split or combination or the payment of a stock dividend (but only on the Common Stock) or reclassification of the Common Stock or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company (other than stock awards to Employees); provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been effected without the receipt of consideration. Any such adjustment shall be determined in good faith by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, and the Committee’s determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Plan or an Award.

     b. In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company (other than in the ordinary course of business), or the merger or consolidation of the Company with or into another

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corporation, as a result of which the Company is not the surviving and controlling corporation, the Board shall (i) make provision for the assumption of outstanding Awards by the successor corporation, (ii) declare that any Option shall terminate as of a date fixed by the Board which is at least 30 days after the notice thereof to the Optionee and shall give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable provided such exercise does not violate Section 7(h) of the Plan, (iii) accelerate the vesting of Restricted Stock Awards and Restricted Stock Units, or (iv) cause any Award outstanding as of the effective date of any such event to be cancelled in consideration of a cash payment or grant of an alternative option or award (whether by the Company or any entity that is a party to the transaction), or a combination thereof, to the holder of the cancelled Award, provided that such payment and/or grant are substantially equivalent in value to the fair market value of the cancelled Award as determined by the Committee.

     c. No fractional shares of Common Stock shall be issuable on account of any action aforesaid, and the aggregate number of shares into which Shares then covered by an Award, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional shares, which scrip certificates shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

12.	Shareholder Approval.

     Effectiveness of the Plan shall be subject to approval by the shareholders of the Company within 12 months before or after the date the Plan is adopted by the Board; provided, however, that Options may be granted pursuant to the Plan subject to subsequent approval of the Plan by such shareholders. Any Option exercised before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within 12 months before or after the Plan is adopted. Such shares shall not be counted in determining whether such approval is obtained. Shareholder approval shall be obtained (i) by the affirmative vote of the holders of a majority of the Shares present or represented and entitled to vote thereon at a meeting of shareholders duly held in accordance with the laws of the State of California or (ii) by written consent of the holders of the outstanding Shares having not less than the minimum number of votes that would be necessary to authorize the approval at a meeting of the shareholders duly held in accordance with the laws of the State of California.

13.	Amendment and Termination of the Plan.

     a. Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable, subject to any requirement for shareholder approval imposed by applicable law, including the rules and regulations of The Nasdaq Stock Market or any stock exchange on which Shares are listed or quoted, and shall make any amendments which may be required so that Options intended to be Incentive Stock Options shall at all times continue to be Incentive Stock Options for the purpose of Section 422 of the Code; provided, however, that without approval of the Company’s shareholders, no such revision or amendment shall (i) materially increase the benefits accruing to participants under the Plan;

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(ii) increase the number of Shares which may be issued under the Plan, other than in connection with an adjustment under Section 11 of the Plan; (iii) materially modify the requirements as to eligibility for participation in the Plan; (iv) materially change the designation of the class of Employees eligible to be granted Awards; (v) remove the administration of the Plan from the Board or its Committee; or (vi) extend the term of the Plan beyond the maximum term set forth in Section 16 hereunder.

     b. Effect of Amendment or Termination. Except as otherwise provided in Section 11 of the Plan, any amendment or termination of the Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Company, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding anything to the contrary herein, this Plan shall not adversely affect, unless mutually agreed in writing by the Company and a Participant, the terms and provisions of any Award granted prior to the date the Plan was approved by shareholders as provided in Section 12 of the Plan.

14.	Indemnification.

     No member of the Board or its Committee shall be liable for any act or action taken, whether of commission or omission, except in circumstances involving willful misconduct, or for any act or action taken, whether of commission or omission, by any other member or by any officer, agent or Employee. In addition to such other rights of indemnification they may have as members of the Board, or as members of the Committee, the Board and the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken, by commission or omission, in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that a Board or Committee member is liable for willful misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding, such Board or Committee member shall in writing have offered the Company the opportunity, at its own expense, to handle and defend the same.

15.	General Provisions.

     a. Withholding or Deduction for Taxes. The grant of Awards hereunder and the issuance of Shares and all payments and distributions pursuant to this Plan are conditioned upon the Company’s reservation of the right to withhold, in accordance with any applicable law, from any compensation or other amounts payable to the Participant, any taxes required to be withheld under Federal, state or local law as a result of the: (i) grant of any Award, (ii) exercise of any Option, (iii) sale of Shares issued upon exercise of Options, (iv) delivery of Shares, cash or other property, (v) lapse of restrictions in connection with any Award, or (vi) any other event occurring pursuant to the Plan. To the extent that compensation and other amounts, if any, payable to the Participant are

13

insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Participant, including without limitation, as a condition of the exercise of any Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the delivery to the Company of cash necessary to satisfy the Company’s withholding obligations under Federal and state law. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligations for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period as may be necessary to avoid accounting charges against the Company’s earnings), or by directing the Company to retain Shares (up to the Participant’s minimum required tax withholding rate) otherwise deliverable in connection with the Award.

     b. Other Plans. Nothing contained in the Plan shall prohibit the Company from establishing additional incentive compensation arrangements.

     c. No Enlargement of Rights. Neither the Plan, nor the granting of Awards, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an Employee for any period of time, or at any particular rate of compensation. Nothing in the Plan shall be deemed to limit or affect the right of the Company to discharge any Employee at any time for any reason or no reason.

          No Employee shall have any right to or interest in Awards authorized hereunder prior to the grant thereof to such eligible person, and upon such grant he or she shall have only such rights and interests as are expressly provided herein and in the related Award Agreement, subject, however, to all applicable provisions of the Company’s Articles of Incorporation, as the same may be amended from time to time.

     d. Notice. Any notice to be given to the Company pursuant to the provisions of the Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal office, and any notice to be given to a Participant to whom an Award is granted hereunder shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant or his or her transferee (upon any permitted transfer) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Participant holding Shares purchased upon exercise of an Option or otherwise issued pursuant to Awards hereunder to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her direct mailing address.

     e. Applicable Law. To the extent that Federal laws do not otherwise control, the Plan shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of laws rules thereof.

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     f. Incentive Stock Options. The Company shall not be liable to an Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any Incentive Stock Options are not incentive stock options as defined in Section 422 of the Code.

     g. Information to Participants. The Company shall provide without charge to each Participant copies of its annual financial statements (which need not be audited), which may be included within such annual and periodic reports as are provided by the Company to its shareholders generally.

     h. Availability of Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to any eligible person making reasonable inquiry concerning it.

     i. Severability. In the event that any provision of the Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

     j. Form of Shares and Restricted Stock Awards; Stop Transfer Orders. Shares issued or delivered under the Plan, including Shares subject to any Restricted Stock Award, may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of a Restricted Stock Award, such certificate shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Shares are then listed or quoted, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     k. Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

16.	Effective Date and Term of Plan.

     The Original Plan became effective upon shareholder approval as provided in Section 12 of the Plan, and this Plan shall become effective upon shareholder approval at the 2004 Annual Meeting of Shareholders of the Company in accordance with the shareholder approval provisions of

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Section 12. This Plan shall continue in effect for a term of ten years following the date of shareholder approval of the Original Plan unless sooner terminated under Section 13 of the Plan. This Plan shall not become effective if not approved by the shareholders of the Company at the Company’s 2004 Annual Meeting of Shareholders and, in such case, the Original Plan shall continue in full force and effect.

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CERTIFICATE OF SECRETARY

     The undersigned Secretary of Tekelec, a California corporation (the “Company”), hereby certifies that the foregoing is a true and correct copy of the Company’s Amended and Restated 2003 Stock Option Plan.

     IN WITNESS WHEREOF, the undersigned has executed this document as of the date set forth below.

Date:	, 2004

Ronald W. Buckly, Secretary

AMENDED AND RESTATED
2003 STOCK OPTION PLAN
Stock Option Agreement

Tekelec hereby grants to you an Option under the Tekelec Amended and Restated 2003 Stock Option Plan (the “Plan”), to purchase the number of shares of Tekelec Common Stock set forth below.

Name:

Employee ID #:

Date of Grant:

Type of Option:

Number of Shares:

Exercise Price:

Payment:	Payment of the exercise price and applicable taxes may be made (i) by cash or check and/or (ii) pursuant to a “Cashless” exercise (see Option Terms and Conditions attached hereto).

Vesting Schedule:	16 equal quarterly installments; the first installment will vest on M/D/Y, and one additional installment will vest on the last day of each calendar quarter thereafter, as long as you remain an employee of the Company.

Expiration Date:	M/D/Y; provided, however, that in the event of your termination of employment with the Company or your disability or death, the provisions of Sections 6 and 7 of the Option Terms and Conditions attached hereto shall apply to your right to exercise the Option.

This Stock Option Agreement consists of this page and the Option Terms and Conditions and the Notice of Exercise of Stock Option attached hereto. By signing below, you accept the grant of this Option and agree that this Option is subject in all respects to the terms and conditions of the Plan located on Tekelec’s internal website at Teksource. Copies of the Plan and Prospectus containing information concerning the Plan are available upon request to                 at                  or                 @tekelec.com.

You further acknowledge and agree that (i) you have carefully reviewed this Stock Option Agreement (including the Option Terms and Conditions attached hereto) and the Plan and (ii) this Stock Option Agreement and the Plan set forth the entire understanding between you and the Company regarding this Option and supersede all prior oral and written agreements with respect thereto.

TEKELEC

By:

Print Name:		Date

Title:

	Optionee	Date

TEKELEC AMENDED AND RESTATED
2003 STOCK OPTION PLAN
Stock Option Agreement — Option Terms and Conditions

The following Terms and Conditions apply to the nonstatutory stock option granted by Tekelec to the Optionee whose name appears on the Stock Option Agreement to which these Terms and Conditions are attached.

1.	Amended and Restated 2003 Stock Option Plan. This Option is in all respects subject to the terms, definitions and provisions of the Tekelec Amended and Restated 2003 Stock Option Plan (the “Plan”) adopted by the Company and incorporated herein by reference. The terms defined in the Plan shall have the same meanings herein.

2.	Nature of the Option. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or to otherwise qualify for any special tax benefits to the Optionee.

3.	Method of Payment. The aggregate exercise price of the Shares purchased upon an exercise, in whole or in part, of the Option may be paid in one or both of the following forms:

(a)	Check made payable to the Company or its designated agent; and/or

(b)	Through a special sale and remittance procedure commonly referred to as a “cashless exercise” pursuant to which the Optionee (or any other person(s) entitled to exercise the Option) shall concurrently provide irrevocable written instructions:

(i)	to a brokerage firm to effect the immediate sale of a sufficient number of the Shares purchased upon the exercise of the Option to enable such brokerage firm to remit out of the sales proceeds available upon the settlement date, sufficient funds to Tekelec to cover the aggregate exercise price payable for the purchased Shares plus all applicable Federal, state and local income and employment taxes required to be withheld by Tekelec by reason of such exercise and/or sale; and

(ii)	to Tekelec to deliver the certificate(s) for the purchased Shares directly to such brokerage firm in order to complete the sale transaction.

Except to the extent the sale and remittance procedure is utilized in connection with the Option exercise, payment of the aggregate exercise price must accompany the Notice of Exercise delivered by the Optionee to Tekelec in connection with the Option exercise.

4.	Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

(a)	This Option shall vest and be exercisable cumulatively as set forth on the first page of the Stock Option Agreement. An Optionee who has been in continuous employment with the Company since the grant of this Option may exercise the exercisable portion of his or her Option in whole or in part at any time during his or her employment; provided, however, that an Option may not be exercised for a fraction of a Share. In the event of the Optionee’s termination of employment with the Company or Optionee’s disability or death, the provisions of Sections 6 or 7 below shall apply to the right of the Optionee to exercise the Option.

(b)	This Option shall be exercisable by written notice (in the form of the Notice of Exercise of Stock Option attached hereto, as amended from time to time) which shall state the Optionee’s election to exercise this Option and the number of Shares being purchased and set forth such other information as may be required by the Company in connection with the exercise of the Option. Such written notice shall be signed by the Optionee and shall be delivered in person or by facsimile (818.880.0176) or certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall specify the method of payment of the aggregate exercise price in accordance with Section 3 above. The certificate or certificates for the purchased Shares shall be registered in the name of the Optionee unless otherwise specified by the Optionee in the Notice of Exercise.

(c)	No rights of a shareholder shall exist with respect to the Shares under this Option as a result of the mere grant of this Option or the exercise of this Option. Such rights shall exist only after issuance of a stock certificate in accordance with Section 7(h) of the Plan.

5.	Restrictions on Exercise. This Option may not be exercised if the issuance of Shares upon Optionee’s exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable Federal or state securities law or other applicable law or regulation. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6.	Termination of Employment. If the Optionee ceases to serve as an Employee for any reason other than death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code) and thereby terminates his or her Continuous Employment, the Optionee shall have the right to exercise this Option at any time within 90 days after the date of such termination to the extent that the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

7.	Death or Disability. If the Optionee ceases to serve as an Employee due to death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised at any time within 180 days after the date of death or termination of employment due to disability, in the case of death, by the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of disability, by the Optionee, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or to the extent this Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 8 hereof.

8.	Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. Notwithstanding any provision in the Plan with respect to the post-employment exercise of an Option, an Option may not be exercised after the expiration of its term.

9.	Withholding upon Exercise of Option. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by Federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company in cash an amount sufficient for the Company to satisfy any Federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

10.	Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution or transfer between spouses incident to a divorce. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

11.	No Right of Employment. Neither the Plan nor this Option shall confer upon the Optionee any right to continue in the employment of the Company or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

12.	Miscellaneous.

(a)	Successors and Assigns. This Option Agreement shall bind and inure only to the benefit of the parties to this Option Agreement (the “Parties”) and their respective successors and assigns.

(b)	No Third-Party Beneficiaries. Nothing in this Option Agreement is intended to confer any rights or remedies on any persons other than the Parties and their respective successors or assigns. Nothing in this Option Agreement is intended to relieve or discharge the obligation or liability of third persons to any Party. No provision of this Option Agreement shall give any third person any right of subrogation or action over or against any Party.

(c)	Amendments.

(i)	The Committee reserves the right to amend the terms and provisions of this Option without the Optionee’s consent to comply with any Federal or state securities law.

(ii)	Except as specifically provided in subsection (i) above, this Option Agreement shall not be changed or modified, in whole or in part, except by supplemental agreement signed by the Parties. Either Party may waive compliance by the other Party with any of the covenants or conditions of this Option Agreement, but no waiver shall be binding unless executed in writing by the Party making the waiver. No waiver or any provision of this Option Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Any consent under this Option Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing.

(d)	Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made or actions taken pursuant hereto shall be governed by the laws of the state of California, without regard to the conflict of laws rules thereof.

(e)	Severability. If any provision of this Option Agreement or the application of such provision to any person or circumstances is held invalid or unenforceable, the remainder of this Option Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

* * * *

TEKELEC       NOTICE OF EXERCISE OF STOCK OPTION

I hereby notify Tekelec that I elect to exercise the options listed below to purchase the number of shares of Tekelec Common Stock indicated below. In connection with the exercise of my options and the purchase of such shares, I have received and carefully reviewed a copy of the Company’s Prospectus containing information about the Amended and Restated 2003 Stock Option Plan and the shares of Tekelec Common Stock issuable thereunder.

Section I: Personal Data (Please print legibly)

Name:	Employee ID #:

Address:	SSN:

City, State, Zip:	Phone: (	)

Section II: Statement of Intent to Exercise

Type of Option: (check one)	☐ Incentive Stock Option (ISO)	☐ Nonstatutory Stock Option (NSO)

	Option Grant	# Shares			Exercise Price				Total Exercise
Option #	Date	Exercise			per Share	Taxes (NSO only)			Price
			X	$		+	TBD	=	$

			X	$		+	TBD	=	$

			X	$		+	TBD	=	$

Total amount due to TEKELEC:									$

NSO Exercises Only: I understand that for NSO exercises I am required to pay Federal and state income and employment taxes on the gain, as measured, as of the date of exercise, by the difference between the option exercise price and the fair market value of the shares purchased. Tax calculations will be provided by the Stock Plan Administrator.

ISO Exercises Only: I will promptly notify Tekelec if I sell, transfer, gift or otherwise dispose of any or all of the shares acquired upon the exercise of an ISO at any time (a) within one year after the date hereof; or (b) within two years after the ISO grant date.

Section III: Method of Exercise (Please check one)

☐ Exercise and hold	☐ Same day sale of all shares exercised	☐ Same day sale of shares exercised

Section IV: Method of Payment (Please check one)

☐ Cashless Exercise — proceeds from sale of stock	☐ Check made payable to Tekelec

Section V: Broker Information

Name of Broker:	Address:

Contact Name:	Fax No.:

Account No.:	Phone No.:

Section VI: Certificate Registration (Please check one)

☐   Issue stock in my name individually and mail stock certificate to the above address.

☐   Issue stock in street name and send directly to my Broker at the above address.

Employee signature:	Date: ___________________, 200 ___

Please return your completed Notice of Exercise to ___________________________________, Tekelec Stock Plan Administrator.

Received by ____________ on behalf of Tekelec on ___________, 200 _____ ..

Signature

TEKELEC

AMENDED AND RESTATED
NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

SECTION I. PURPOSE

     The purpose of this Tekelec Amended and Restated Non-Employee Director Stock Option Plan (this “Plan”) is to provide an incentive which will motivate and reward “Non-Employee Directors” of the Company and promote the best interests and long-term performance of the Company by encouraging the ownership of the Company’s stock by such “Non-Employee Directors.” None of the options granted pursuant to this Plan will qualify as an Incentive Stock Option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

SECTION II. CERTAIN DEFINITIONS

     A. “1933 Act” shall mean the Securities Act of 1933, as amended from time to time.

     B. “Annual Meeting of Shareholders” shall mean an Annual Meeting of Shareholders of the Company.

     C. “Board” or “Board of Directors” means the Board of Directors of the Company.

     D. “Common Stock” means the shares of the Common Stock, without par value, of the Company.

     E. “Committee” means the Committee appointed by the Board in accordance with Section X.C. of the Plan, if one is appointed.

     F. “Company” means Tekelec, a California corporation, or any successor thereto.

     G. “Effective Date” means May 14, 2004, provided that this Plan is approved by the shareholders of the Company at the 2004 Annual Meeting of Shareholders of the Company on such date. If this Plan is not so approved by the shareholders of the Company, then this Plan will not become effective, the Original Plan shall remain in full force and effect and the Company may continue to make grants pursuant to the terms of the Original Plan.

     H. “Fair Market Value,” as of a given date, means the fair market value of one share of Common Stock, determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or on a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of The Nasdaq Stock Market, the fair market value per share shall be the closing sales price (or the closing bid price, if no sales were reported) on such exchange or system on the date of grant of the option (or, if the date of grant is not a trading day, on the last trading day preceding the date of grant), as such closing sales price (or closing bid price) is reported in The Wall Street Journal or such other source as the Board deems reliable;

          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but sales prices are not reported, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock on the date of grant (or, if there are no such prices for such date, on the last trading day preceding the date of grant on which there were such reported prices) as reported in The Wall Street Journal or such other source as the Board deems reliable; or

          (iii) If there is no public market for the Common Stock, the fair market value per share shall be determined by the Board in good faith.

     I. “Non-Employee Director” means a person who is a member of the Board of Directors but who is not an employee of the Company or any subsidiary of the Company.

     J. “Original Plan” means the Tekelec Non-Employee Director Stock Option Plan as in effect prior to the amendment and restatement of such plan as evidenced by this Plan.

     K. “Participant” means a Non-Employee Director who is granted a stock option hereunder.

     L. “Plan” means this Tekelec Amended and Restated Non-Employee Director Stock Option Plan.

SECTION III. EFFECTIVENESS OF PLAN

     This Plan shall become effective as of May 14, 2004, subject to the approval of the shareholders of the Company at the Annual Meeting of Shareholders scheduled to be held on May 14, 2004 (the “2004 Annual Meeting”). No options will be granted under this Plan prior to obtaining approval of the shareholders of the Company at the 2004 Annual Meeting. If this Plan is not so approved by the shareholders of the Company at the 2004 Annual Meeting, then (i) this Plan will not become effective for any purpose, and (ii) the Original Plan shall remain in full force and effect and the Company may continue to make grants pursuant to the terms and conditions of the Original Plan.

SECTION IV. STOCK

     The maximum aggregate number of shares of Common Stock which may be sold under this Plan is 500,000. If an option expires or is terminated or surrendered without having been fully exercised, the unpurchased shares of Common Stock subject to the option shall again be available for the purposes of this Plan.

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SECTION V. ELIGIBILITY

     Stock options may be granted under the Plan only to Non-Employee Directors. All options shall be automatically granted in accordance with the terms set forth in Section VI. hereof.

SECTION VI. INITIAL GRANTS; ANNUAL GRANTS

     A. Initial Grants of Stock Options upon Election for the First Time as a Non-Employee Director. On and after the Effective Date, each Non-Employee Director who is elected or appointed for the first time to the Board, whether through election by the shareholders of the Company or through appointment by the Board, shall automatically be granted, effective as of the date of such election or appointment, an option to purchase that number of shares of Common Stock as is determined in accordance with this Section VI.A.; provided, however, that a director who is an employee of the Company and who ceases to be an employee but remains a director shall not be granted any such options upon such change in status. The number of shares subject to the options granted to a Non-Employee Director pursuant to this Section VI.A. shall be equal to the sum of 25,000 plus (1) 10,000, if the Non-Employee Director is elected or appointed for the first time on the date of an Annual Meeting of Shareholders of the Company, or (2) if the Non-Employee Director is elected or appointed for the first time on a date other than the date of an Annual Meeting of Shareholders, the product obtained by multiplying 10,000 by a fraction, the numerator of which is equal to 12 minus the number of full months that have elapsed since the most recent Annual Meeting of Shareholders and the denominator of which is 12.

     B. Annual Grant of Options upon Re-Election as a Non-Employee Director. On and after the Effective Date, each Non-Employee Director shall automatically be granted an option to purchase 10,000 shares of Common Stock on the date of each Annual Meeting of Shareholders at which the Non-Employee Director is re-elected to the Board of Directors.

     C. Option Exercise Price. The exercise price of the Common Stock subject to all options granted hereunder shall be 100% of the Fair Market Value of the Common Stock on the date of the grant of such Options.

     D. Term and Vesting of Options.

          (a) Each option granted on or after the Effective Date pursuant to Subsection A of this Section VI will vest and become exercisable in eight equal quarterly installments commencing on the last day of the calendar quarter in which the option is granted and continuing on the last day of each of the seven calendar quarters thereafter as long as the optionee continues to serve as a Non-Employee Director on such dates. An option may not be exercised for a fraction of a share.

          (b) Each option granted on or after the Effective Date pursuant to Subsection B of this Section VI will vest and become exercisable in four equal quarterly installments commencing on the last day of the calendar quarter in which the option is granted and continuing on the last day of each of the three calendar quarters thereafter as long as the optionee continues to

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serve as a Non-Employee Director on such dates; provided, however, that except as provided in Subsection F of this Section VI, no option may be exercised at any time unless the Participant is then a Non-Employee Director and has been so continuously since the granting of the option. An option may not be exercised for a fraction of a share.

          (c) For options granted on or after the Effective Date pursuant to Subsections A or B of this Section VI, each vested installment of options will expire four years after vesting, subject to earlier termination pursuant to Section VII.B. of this Plan.

     E. Non-Transferability of Options. Each option granted under the Plan shall by its terms be non-transferable by the Participant other than by will or the laws of descent and distribution or pursuant to a transfer between spouses incident to a divorce. An option may be exercised, during the lifetime of the Participant, only by the Participant.

     F. Payment of Option Exercise Price. The exercise price is to be paid in full upon exercise of an option, either (i) in cash, (ii) by check, (iii) by consideration received by the Company under a cashless exercise program acceptable to the Company in connection with the Plan, or (iv) by any combination of the payment methods specified in the foregoing clauses (i), (ii) and (iii).

     G. Option Agreements. Options shall be evidenced by written option agreements in the form of such agreement attached hereto as Attachment I.

     H. Pro Rata Allocation. In the event that the options to be granted under the Plan on a specific grant date would exceed the number of shares then available for grant hereunder, the shares available for grant shall be allocated on a pro rata basis among the Non-Employee Directors who are entitled to be granted options on such grant date.

     I. Procedure for Exercise. An option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the option agreement by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Subsection G of this Section VI. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the shares to be issued upon exercise of the option, notwithstanding the exercise of the option. A share certificate for the number of shares acquired upon exercise of an option shall be issued as soon as administratively practicable after such exercise; provided, however, that if the shares are covered by a registration statement under the 1933 Act or can otherwise be issued without a legend restricting their transfer, the Participant may direct that the shares be issued and delivered by electronic transfer to a securities account maintained in the Participant’s name. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section VII. of the Plan.

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     Exercise of an option in any manner shall result in a decrease in the number of shares which thereafter may be available, both for purposes of the Plan and for sale under the option, by the number of shares as to which the option is exercised.

SECTION VII. ADJUSTMENTS UPON
CHANGES IN CAPITALIZATION, DISSOLUTION,
LIQUIDATION, MERGER OR ASSET SALE

     A. Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares covered by each outstanding option, or which have been authorized for issuance under the Plan but as to which no options have yet been granted or which have been returned to the Plan upon cancellation or expiration, as well as the exercise price per share of each such outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, combination or reclassification or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock issued without receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an option or the number of shares subject to the Plan. Without limiting the generality of the foregoing, no adjustment shall be made to the number of shares subject to the automatic grant provisions of Section VI. of the Plan as a result of any changes in capitalization as described in this Section VII.A.

     B. Dissolution, Liquidation, Merger or Asset Sale. In the event of the proposed dissolution or liquidation of the Company, the proposed sale of all or substantially all of the assets of the Company, or the merger, consolidation or reorganization of the Company with or into another corporation as a result of which the Company is not the surviving corporation or as a result of which the outstanding shares of Common Stock are exchanged for or converted into cash or property or securities not of the Company, the Board shall declare that all options outstanding under the Plan shall terminate as of a date fixed by the Board which is at least 30 days after notice thereof is given by the Company to all Participants, unless such 30 day period is waived by all Participants and shall give each Participant the right to exercise his or her option or options granted hereunder as to all or any part of the shares subject thereto, including shares which have not vested at such time, until the date of termination of the options, provided, however, that no options may be exercised after their expiration.

     C. No Fractional Shares. No fractional shares of Common Stock shall be issuable on account of any action described in this Section VII., and the aggregate number of shares covered by an option, when changed as the result of such action, shall be reduced to the largest number of whole shares resulting from such action.

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SECTION VIII. AMENDMENT OR TERMINATION

     A. Amendment or Termination. Unless this Plan shall have been earlier terminated as hereinafter provided, this Plan shall terminate, and no stock option shall be granted hereunder, ten years from the date of adoption of the Original Plan by the Board. The Board of Directors may, at any time prior to the date that is ten years after the adoption of the Original Plan by the Board, (i) terminate this Plan or (ii) make such amendments to or modifications of the Plan as the Board may deem advisable; provided, however, that no amendment authorized by the Board will be effective unless approved by the shareholders of the Company if the amendment would (i) increase the number of shares reserved for issuance under the Plan other than an adjustment under Section VII. of the Plan; or (ii) amend or modify the Plan in any other way if such amendment or modification requires approval by the shareholders of the Company in order to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any other applicable law, regulation or stock exchange or market system rule or requirement.

     B. Effect of Amendment or Termination. Any amendment or termination of the Plan shall not affect any options already granted under the Plan. Such options shall remain in full force and effect as if the Plan had not been so amended or terminated.

SECTION IX. WITHHOLDING

     The grant of options hereunder and the issuance of shares pursuant thereto is conditioned upon the Company’s reservation of the right to withhold, in accordance with any applicable law and from any compensation payable to a Non-Employee Director, any taxes the Company determines that it is required to withhold under federal, state or local law as a result of such grants or the issuance of shares pursuant thereto. To the extent that such compensation, if any, is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require a Non-Employee Director, as a condition to issuance of such shares, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make arrangements satisfactory to the Company to enable it to satisfy its withholding obligations under federal, state and local law.

SECTION X. MISCELLANEOUS

     A. Rights to Continued Service. Nothing in this Plan or in any option granted pursuant to this Plan shall confer on any individual any right to continue as a Non-Employee Director.

     B. Investment Undertakings. Until and unless the issuance of shares of Common Stock pursuant to this Plan shall have been registered pursuant to the 1933 Act and applicable state securities laws, each Participant acquiring shares of Common Stock under this Plan may be required, as a condition precedent to such issuance, to execute and deliver to the Company a letter or certificate containing such investment representations, agreements restricting sale (including, without limitation, provision for stop transfer orders and restrictive legend on stock certificates) and confirmation of other relevant facts to support any exemption from the registration requirements under the 1933 Act and such state securities laws on which the Company intends to rely, all as shall

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be deemed reasonably necessary by counsel for the Company and in such form as such counsel shall determine.

     C. Administration of the Plan. The Plan shall be administered by the Board. The Board may at any time appoint a Committee consisting of not less than two persons to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. The Board or its Committee shall have the authority to make all determinations deemed necessary or advisable for the administration of the Plan; provided, however, that the Board or its Committee shall have no discretion to determine the selection of persons to whom options will be granted, the frequency of option grants or the number of shares subject to option grants (except in accordance with Section VI.I. hereof), the exercise prices of options, or any other material terms of the options. All decisions and determinations of the Board or its Committee with respect to the Plan shall be final and binding.

     D. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available, such number of shares as shall be sufficient to satisfy the requirements of this Plan.

SECTION XI. EFFECTIVENESS OF THE ORIGINAL PLAN

     Effectiveness of the Original Plan shall be subject to approval by the shareholders of the Company within 12 months after the date on which the Original Plan was adopted by the Board of Directors; provided, however, that options may be granted pursuant to the Original Plan subject to subsequent approval of the Original Plan by the Company’s shareholders. Such approval shall be given at a regular meeting of the shareholders of the Company or at a special meeting of the shareholders duly called and held for such purpose, or by written consent of the shareholders in accordance with applicable law. Grants of options made prior to shareholder approval of the Original Plan shall be subject to the obtaining of such approval and, if such approval is not obtained as aforesaid, such grants shall not be effective for any purpose.

* * *

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Attachment I

TEKELEC

AMENDED AND RESTATED
NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

STOCK OPTION AGREEMENT

     Tekelec, a California corporation (the “Company”), hereby grants to                (the “Optionee”) an option (the “Option”) to purchase a total of                 (   ) shares of Common Stock (the “Shares”) of the Company, at the price set forth herein, and in all respects subject to the terms and provisions of the Company’s Amended and Restated Non-Employee Director Stock Option Plan (the “Plan”), which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings herein.

     1. Nature of the Option. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or to otherwise qualify for any special tax benefits to the Optionee.

     2. Date of Grant; Term of Option. This Option is granted as of                . The Optionee may exercise this Option, in whole or in part, to acquire Shares as to which this Option has vested at any time during the period beginning on and including the applicable vesting date and ending on and including the four-year anniversary of such vesting date, provided that the Optionee has been in continuous service as a Non-Employee Director of the Company since the grant of this Option.

     3. Option Exercise Price. The Option exercise price is $               per Share, which price is not less than one hundred percent (100%) of the fair market value thereof on the date this Option is granted.

     4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

          (a) Right to Exercise. This Option shall vest and become exercisable, cumulatively, in                (   ) equal quarterly installments of                 (   ) Shares commencing on the last day of the calendar quarter during which this Option is granted, with an additional installment vesting on the last day of each of the                (   ) calendar quarters thereafter as long as the Optionee remains a Non-Employee Director.

          (b) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which

1

this Option is being exercised, and such other representations and agreements as to the Optionee’s investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the exercise price and an executed Stock Purchase Agreement if required by the Company. Payment of the exercise price shall be by cash, check, the delivery of Shares owned by the Optionee having a fair market value equal to the aggregate exercise price of the Shares being purchased, or any combination of such consideration and methods of payment. The exercise price may also be paid by consideration received by the Company under any cashless exercise program acceptable to the Company in connection with the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as set forth in the Plan, the Stock Purchase Agreement, and/or as required under applicable law.

          (c) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     5. Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, other than by will or by the laws of descent or distribution or pursuant to a transfer between spouses incident to a divorce. This Option may be exercised during the lifetime of the Optionee only by the Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     6. Continuation as a Director. This Option shall not confer upon the Optionee any right to continue or be nominated as a director of the Company or any of its subsidiaries or limit in any respect the right of the Company to remove the Optionee as a director of the Company at any time.

     7. Withholding. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

     8. The Plan. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Company’s Amended and Restated Non-Employee Director Stock Option Plan as such Plan may be amended from time to time in accordance with the

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terms thereof, provided that no such amendment shall deprive the Optionee, without his or her consent, of this Option or any rights hereunder.

Date:	Tekelec

By:

Title:

3

     The Optionee acknowledges receipt of a copy of the Tekelec Amended and Restated Non-Employee Director Stock Option Plan, a copy of which is attached hereto, and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or its Committee upon any questions arising under the Plan.

Date:

Signature of Optionee

Address

	City	State	Zip Code

4

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

TEKELEC

2004 Annual Meeting of Shareholders

     The undersigned shareholder of Tekelec, a California corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 1, 2004, and Annual Report to Shareholders for the year ended December 31, 2003, and hereby appoints Frederick M. Lax and Paul J. Pucino, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on Friday, May 14, 2004, at 9:00 a.m., local time, at the Company’s offices located at 26580 West Agoura Road, Calabasas, California 91302, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below:

PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE

DO NOT FOLD, STAPLE OR MUTILATE

     1. Election of Directors:

[ ] FOR ALL nominees listed below (except as marked to the contrary below).

[  ] WITHHOLD AUTHORITY to vote for ALL nominees listed below.

[ ] EXCEPTIONS

Names of Nominees: Robert V. Adams, Jean-Claude Asscher, Daniel L. Brenner, Martin A. Kaplan, Frederick M. Lax, Jon F. Rager

(INSTRUCTION: To withhold the authority to vote for any individual nominee, mark the box “Exceptions” and write the nominee’s name in the space below.

EXCEPTIONS:

     2. Approval of Amendment to 2003 Stock Option Plan to Increase Number of Shares Issuable Thereunder: To approve an amendment to the Company’s 2003 Stock Option Plan to increase the number of shares of Common Stock issuable thereunder by 5,000,000 shares.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

     3. Approval of Amendment to 2003 Stock Option Plan to Authorize Grant of Restricted Stock and Restricted Stock Units: To approve an amendment to the Company’s 2003 Stock Option Plan to authorize the grant thereunder of restricted stock and restricted stock units in addition to incentive and nonstatutory stock options.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

     4. Approval of Amendments to Non-Employee Director Stock Option Plan: To approve amendments to the Company’s Non-Employee Director Stock Option Plan (a) to increase the number of shares subject to and the vesting period of future options granted to non-employee directors upon their initial election or appointment to the Board of Directors, (b) to shorten the term of future options granted under such Plan and (c) to allow future options granted under such Plan, to the extent vested, to be exercised until the end of their original terms after a director ceases to be a non-employee director of the Company.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

     5. Appointment of Independent Accountants: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the year ending December 31, 2004, as described in the Proxy Statement.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

     6. Other Business: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

     Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated:	, 2004

(Signature)

(Signature)

(This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)